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                                  SCHEDULE 14C
                                 (Rule 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[x]  Preliminary information statement          [_] Confidential, for Use of the
                                                    Commission Only (as
                                                    permitted by Rule 14c-
                                                    5(d)(2))
[ ]  Definitive information statement


                                 IDT CORPORATION
                  (Name of Registrant as Specified in Charter)

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     [_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  of other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

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     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Dates filed:

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



                                 IDT CORPORATION
                                520 Broad Street
                            Newark, New Jersey 07102
                                 (201) 928-1000

                                        , 2000

Dear Fellow Stockholder:

     The purpose of this letter is to inform you that we intend to amend IDT Corporation's restated certificate of incorporation (i) to increase its authorized capital stock from 145,000,000 shares to 245,000,000 shares, (ii) to create and authorize a new class of common stock, Class B Common Stock, par value $0.01 per share, and (iii) to increase the number of directors on its Board of Directors from fifteen (15) to seventeen (17).

     The Board of Directors has approved and adopted the amendments to our restated certificate of incorporation. On April 28, 2000, a written consent approving the amendments to the restated certificate of incorporation was executed by Mr. Howard S. Jonas, as the beneficial owner of approximately 0.04% of the outstanding shares of our Common Stock and 100% of the outstanding shares of our Class A Common Stock, together representing approximately 56.6% of the combined voting power of all our outstanding Common Stock and Class A Common Stock. Mr. Jonas' consent satisfies the stockholder approval requirements for the amendments. In addition to being the largest stockholder of IDT Corporation, Mr. Jonas is the Chief Executive Officer and Chairman of the Board of Directors of IDT Corporation.

     WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of Mr. Jonas satisfies any applicable stockholder voting requirement of the Delaware General Corporation Law and IDT Corporation's restated certificate of incorporation and bylaws, we are not asking for a proxy and you are requested not to send us one.

     THE ACCOMPANYING INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY AND
EXPLAINS  THE  TERMS  OF  THE   AMENDMENTS  TO  OUR  RESTATED   CERTIFICATE   OF
INCORPORATION. PLEASE READ THE ACCOMPANYING INFORMATION STATEMENT CAREFULLY.

     We appreciate your loyalty and support as our stockholder in the past and your continued loyalty and support as we move forward with this transition.

                                             By order of the Board of Directors,


                                             Joyce J. Mason,
                                             General Counsel and Secretary

Newark, New Jersey
       , 2000

                                 IDT CORPORATION
                                520 Broad Street
                            Newark, New Jersey 07102
                                 (201) 928-1000

                              INFORMATION STATEMENT

                                        , 2000

     This Information Statement is being furnished to the stockholders of IDT Corporation to inform you of the adoption of a stockholder consent by Mr. Howard
S. Jonas authorizing IDT Corporation to amend its restated certificate of incorporation (i) to increase its authorized capital stock from 145,000,000 shares to 245,000,000 shares, (ii) to create and authorize a new class of common stock, Class B Common Stock, par value $0.01 per share, and (iii) to increase the number of directors on its Board of Directors from fifteen (15) to seventeen
(17).

     On March 14, 2000 and March 28, 2000, our Board of Directors adopted resolutions authorizing the amendments to the restated certificate of incorporation and recommending that the stockholders adopt a resolution authorizing the amendments. The Board of Directors' recommendations are reaffirmed as of the date of this Information Statement.

     Mr. Howard Jonas is the beneficial owner of approximately 0.04% of the outstanding shares of our Common Stock and 100% of the outstanding shares of our Class A Common Stock, together representing 56.6% of the combined voting power of all our outstanding shares of Common Stock and Class A Common Stock. Accordingly, stockholder approval of the amendments to the restated certificate of incorporation was obtained by Mr. Jonas' execution of a written consent in favor of the amendments.

     This  Information  Statement  is being mailed on or about        , 2000  to
the stockholders of record at the close of business on April 25, 2000 (the "record date") for information purposes only. NO ACTION IS REQUESTED ON YOUR PART.

     As of the close of business on the record date, we had an aggregate of 34,540,494 shares of Common Stock and Class A Common Stock outstanding, consisting of 24,570,761 shares of Common Stock and 9,969,733 shares of Class A Common Stock. Each holder of Class A Common Stock is entitled to three votes per share, while each holder of Common Stock is entitled to one vote per share. Both holders of Class A Common Stock and Common Stock vote as a single body on all matters presented to the stockholders. If the proposed amendments to the restated certificate of incorporation were put to a vote at a meeting of Common Stock and Class A Common Stock stockholders, a majority of the votes cast would be required for their approval.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

             AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION

Increase of Authorized Capital Stock, Creation of Class B Common Stock and Increase of Board of Directors

     The Board of Directors has adopted amendments to IDT Corporation's restated certificate of incorporation:

     o to increase its authorized capital stock from 145,000,000 shares to 245,000,000 shares;

     o to create and authorize a new class of common stock, Class B Common Stock, par value $0.01 per share; and

     o to increase the number of directors on its Board of Directors from fifteen (15) to seventeen (17).

     The Board of Directors believes that it is advisable and in the best interests of IDT Corporation to have available unissued shares of Class B Common Stock in an amount adequate to provide for its future needs. The additional shares will be available for issuance from time to time by IDT Corporation in the discretion of the Board of Directors, without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, equity financing, convertible debt financing, future acquisitions of securities of other corporations, stock dividends and stock splits. No stockholder of IDT Corporation would have any preemptive rights regarding future issuances of shares of Class B Common Stock.

     On March 3, 2000, we entered into an option agreement with AT&T Corp. ("AT&T"). According to the agreement, AT&T granted us an option to sell to it
2,040,817 shares of our Class B Common Stock, at a price of $36.75 per share, for an aggregate purchase price of approximately $75 million. The option is exercisable from April 2, 2000 until the earlier of (i) 180 days following March 3, 2000 and (ii) the date we sell at least 12,500,000 shares of Class A Stock, $0.01 par value, of Net2Phone, Inc. ("Net2Phone"), our majority-owned subsidiary, to a current holder of shares of such Class A Stock of Net2Phone. As of April 5, 2000, we amended the agreement to provide for the terms of the Class B Common Stock issuable to AT&T in connection with this agreement to be the same as the terms of the Class B Common Stock issuable to Liberty Media Corporation as described in the next paragraph. The Board of Directors has adopted a resolution, which will reserve, once authorized, 2,040,817 shares of Class B Common Stock for the purpose of exercising the option. Once exercised, we intend to use the proceeds from the sale of shares of Class B Common Stock to AT&T for working capital, network expansion and capital expenditures. Copies of the option agreement and amendment are attached as Exhibit A to this Information Statement.

     On March 24, 2000, we entered into a subscription agreement with Liberty Media Corporation ("Liberty Media"). According to the agreement, Liberty Media has agreed to purchase approximately 9.9% of our equity. Under the terms of the agreement, we will issue and sell to Liberty Media 3,775,000 shares of our Common Stock, at a price of $34.50 per share, for an aggregate purchase price of approximately $130 million. The newly issued shares to be purchased by Liberty Media will be exchangeable for shares of Class B Common Stock. Liberty Media will also have the right to nominate a director for election to our Board of Directors. The Board of Directors has adopted a resolution, which will reserve, once authorized, 3,775,000 shares of Class B Common Stock for the purpose of exchanging the shares of Common Stock purchased by Liberty Media. Once issued, we intend to use the proceeds from the sale of shares of Common Stock to Liberty Media for working capital, network expansion and capital expenditures. A copy of the subscription agreement is attached as Exhibit B to this Information Statement.

     A condition to exercising the AT&T option and exchanging the Liberty Media shares into shares of Class B Common Stock is that we file a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware in the form attached as Exhibit C to this Information Statement.

Summary of the Newly Authorized Class B Common Stock

     The amendments to the restated certificate of incorporation modify our capitalization such that, upon filing the certificate of amendment with the Secretary of State of the State of Delaware, our authorized capital will include 100,000,000 shares of Class B Common Stock, par value $0.01 per share. The following is a brief summary of the terms of the proposed Class B Common Stock.

     General. The rights of holders of Common Stock, Class A Common Stock and Class B Common Stock are identical except for voting and conversion rights and restrictions on transferability.

     Voting Rights. The holders of Class A Common Stock are entitled to three votes per share, the holders of Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to one-tenth (1/10) of a vote per share. Except as otherwise required by law or as described above, holders of Class A Common Stock, Class B Common Stock and Common Stock will vote together as a single class on all matters presented to the stockholders for their vote or approval. Stockholders are not entitled to vote cumulatively for the election of directors, and no class of outstanding common stock acting alone is entitled to elect any directors.

     Transfer Restrictions. Class A Common Stock is subject to certain limitations on transferability that do not apply to the Common Stock and the Class B Common Stock. The restated certificate of incorporation provides that shares of Class A Common Stock automatically convert into an equal number of shares of Common Stock if there is a transfer of shares of Class A Common Stock to a person other than a permitted transferee, as defined below. Thereafter, such shares of Common Stock may be freely transferred, subject to restrictions imposed under applicable securities laws.

     A "permitted transferee" means, (A) with respect to each holder of shares of Class A Common Stock, IDT Corporation and its subsidiaries and affiliates, and (B) with respect to each holder who is a natural person, (i) a family member, (ii) the trustee of a trust exclusively for the benefit of such holder, any family member or certain charitable organizations, (iii) a charitable organization established solely by one or more of such holders or family members, (iv) any IRA or 401(k) employee benefit plan of such holder, (v) the estate or any appointed guardian or custodian of such holder and (vi) any corporation or partnership controlled by such holder.

     Shares of Class A Common Stock acquired by IDT Corporation will be canceled and may not be reissued. The provision concerning mandatory conversion may not be amended without the affirmative vote of holders of the majority of the shares of Class A Common Stock, the affirmative vote of holders of the majority of the shares of Class B Common Stock and the affirmative vote of holders of a majority of the shares of Common Stock, each voting separately as a class.

     Dividends and Liquidation. Holders of Class A Common Stock, holders of Class B Common Stock and holders of Common Stock have an equal right to receive dividends when and if declared by the Board of Directors out of funds legally available. A dividend of shares may be declared and paid in Class A Common Stock to holders of Class A Common Stock, in Class B Common Stock to holders of Class B Common Stock and in Common Stock to holders of Common Stock, provided the number of shares paid per share to holders of Class A Common Stock, Class B Common Stock and Common Stock is the same.

     In the event of the liquidation, dissolution, or winding up of IDT Corporation, holders of shares of Class A Common Stock, Class B Common Stock and Common Stock are entitled to share equally, share-for-share, in the assets available for distribution after payment of all creditors and the liquidation preferences of our outstanding Preferred Stock.

     Optional Conversion Rights. Each share of Class A Common Stock may, at any time and at the option of the holder, be converted into one fully paid and non-assessable share of Common Stock. Upon conversion, such shares of Common Stock would not be subject to restrictions on transfer that applied to the shares of Class A Common Stock prior to conversion except to the extent such restrictions are imposed under applicable securities laws. Each share of Class B Common Stock may, at any time and at our option, be converted into one fully paid and non-assessable share of Common Stock, provided that all shares of Class B Common Stock are so converted. The shares of Common Stock and Class B Common Stock are not convertible into or exchangeable for shares of Class A Common Stock.

     Stockholder Information. We will deliver to the holders of Common Stock, Class A Common Stock and Class B Common Stock the same proxy statements, annual reports and other information reports.

     Other Provisions. We are not permitted to be a party to a merger, recapitalization, reclassification or similar transaction (whether or not we are the surviving or resulting entity), unless the per share consideration received by holders of Class B Common Stock in connection with such transaction is the same as the per share consideration received by the holders of our other classes of common stock in connection with such transaction.

     Holders of Class A Common Stock, Class B Common Stock and Common Stock have no preemptive rights to subscribe to any additional securities of any class which we may issue and there are no redemption provisions or sinking fund provisions applicable to either such class, nor is the Class A Common Stock, Class B Common Stock or the Common Stock subject to calls or assessments by us.

     The rights, preferences, and privileges of the holders of Common Stock, Class A Common Stock and Class B Common Stock are subject to and may be adversely affected by, the rights of the holders of any series of Preferred Stock which we may designate and issue in the future. As of the date of this Information Statement, there are no shares of Preferred Stock outstanding.

Anti-Takeover Provisions

     Our restated certificate of incorporation authorizes the board of directors to issue, without stockholder approval, one or more series of preferred stock having dividend rights, voting rights and other rights as the board of directors may determine. Our issuance of this "blank-check" preferred stock could make it more difficult or discourage an attempt to obtain control of our company by means of a tender offer, merger, proxy contest or otherwise, whic may limit the ability of our stockholders to obtain the maximum value for their shares of common stock. Furthermore, the restated certificate of incorporation provides for a classified board of directors, which may also have the effect of inhibiting or delaying a change in control of our company, in that only approximately one-third of our directors will be subject to reelection at each of our annual stockholder meetings.

Increase the Size of the Board of Directors

     In connection with the subscription agreement entered into with Liberty Media, for so long as Liberty Media or its affiliates own at least 50% of the shares issued to it pursuant to the subscription agreement, we agreed to increase the size of our Board of Directors by two members and to cause a nominee on its behalf to be elected to our Board of Directors.

     The new directorships, which will be created by the amendment of the restated certificate of incorporation, will be filled by the affirmative vote of a majority of the directors then in office. The new directors will hold office for a term expiring at the annual meeting of the stockholders scheduled for December 2000, at which time their successors will be elected by the vote of the stockholders for a term of three years.

Reasons For Adopting the Amendments to the Restated Certificate of Incorporation

     The Board of Directors believes that the potential advantages of increasing our capital stock, creating a new class of shares, Class B Common Stock, and increasing the size of the Board of Directors, include:

     o facilitating the raise of additional capital through a public or private sale of Class B Common Stock, such as our option agreement with AT&T and subscription agreement with Liberty Media;

     o facilitating the formation of joint ventures or other strategic alliances and businesses by inviting senior management of alliance companies to join the Board of Directors;

     o providing greater flexibility to management in issuing shares of Class B Common Stock in connection with employee benefits and incentive plans; and

     o    providing  greater   flexibility  to  expand  in  the  future  through
          acquisitions of companies by use of Class B Common Stock shares at times when management deems such actions beneficial.

Potential Disadvantages of Adopting the Amendments to the Restated Certificate of Incorporation

     There may be disadvantages to increasing our capital stock, creating a new class of Class B Common Stock and increasing the size of our Board of Directors. Possible disadvantages include:

     o Dilution. The issuance of shares of Class B Common Stock, which may be converted into shares of Common Stock, may dilute the ownership of the current stockholders, as well as their proportionate voting rights.

     o Discourage Takeovers. The conversion of the Class B Common Stock to shares of Common Stock could also make it more difficult to acquire control of IDT Corporation, thereby discouraging attempts to do so, even though our stockholders may deem such an acquisition desirable. Shares of Class B Common Stock could also be issued to one or more investors sympathetic to IDT Corporation and opposed to any takeover bid and thereby discourage attempts to acquire control of IDT Corporation. To the extent that it impedes any such attempts, the amendment may serve to perpetuate our management.

     o Institutional Investors. The three class stock structure effected by the amendment may affect the decision of certain institutional investors that would otherwise consider investing in or retaining the Common Stock. The holding of sub-voting shares may not be permitted by the investment policies of certain institutional investors. We are not aware of the effect, if any, that the adoption of the amendment will have on the continued holdings of those institutional investors who currently own Common Stock.

     o Liquidity. The creation of a new third class of Common Stock may adversely affect the liquidity of each class of common stock when compared to the liquidity situation where only two classes of common stock existed.

Rights of Dissenting Stockholders

     Our stockholders are not entitled to any appraisal or similar rights under Delaware law in connection with the approval, adoption or filing of the amendments to our restated certificate of incorporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Class A Common Stock on a combined basis as of April 25, 2000 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and Class A Common Stock, on a combined basis, (ii) each of our directors and named executive officers, and
(iii) all our directors and executive officers as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock or Class A Common Stock indicated as being beneficially owned by them.


                                                                        Percentage of        Percentage of
                                                     Combined             Combined          Combined Voting
Named Executive Officers and Directors           Number of Shares       Ownership (%)          Power (%)
--------------------------------------           ----------------       -------------         ----------
Howard S. Jonas(1)(2)                                 10,923,338            31.6%                 56.6%
 520 Broad Street
 Newark, NJ 07102

Hal Brecher(3)                                           187,500                *                     *

James A. Courter(2)(4)                                   574,500             1.6%                  1.0%

Stephen R. Brown(5)                                       45,250                *                     *

Moshe Kaganoff(6)                                          2,500                *                     *

Joyce J. Mason(7)                                        119,190                *                     *

Marc E. Knoller(8)                                       130,000                *                     *

Geoffrey Rochwarger(9)                                    76,000                *                     *

Michael Fischberger(10)                                    3,500                *                     *

Morris Lichtenstein(11)                                   25,000                *                     *

Meyer A. Berman(12)                                       38,600                *                     *

J. Warren Blaker(13)                                      40,500                *                     *

Denis A. Bovin(14)                                       140,500                *                     *

Saul K. Fenster(15)                                       10,500                *                     *

Irving Goldstein(12)                                      26,000                *                     *

William A. Owens(16)                                      10,000                *                     *

William F. Weld(16)                                       10,000                *                     *

All directors and officers as a group (17)            12,360,878            34.6%                 58.0%
persons)

--------

     *    Less than 1%.

(1) Includes (i) 951,605 shares of Common Stock issued in connection with our acquisition of InterExchange, Inc., over which Mr. Jonas has been granted a proxy to vote, and (ii) 9,969,733 shares of Class A Common Stock, consisting of
(a) 3,155,441 shares held by Mr. Jonas directly, (b) 19,570 shares beneficially owned by The Jonas Family Limited Partnership, (c) 2,957,544 shares beneficially owned by the Howard S. Jonas 1996 Annuity Trust, (d) 1,276,607 shares beneficially owned by the Howard S. Jonas 1998 Annuity Trust, and (e) 2,560,571 shares beneficially owned by the Jonas Foundation. Mr. Jonas is the General Partner of The Jonas Family Limited Partnership and the Trustee of each of the Howard S. Jonas 1996 Annuity Trust, the Howard S. Jonas 1998 Annuity Trust and together with Deborah Jonas, is a Trustee of The Jonas Foundation.

(2) Includes 2,000 shares of Common Stock owned by The JTBC Foundation. The JTBC Foundation is a charitable organization of which Messrs. Howard Jonas, David
Turock (our Director of Technology), Howard Balter and James Courter are trustees.

(3) Includes 155,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(4) Includes 20,000 shares of Common Stock owned by Mr. Courter's wife and 410,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(5) Includes 30,250 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(6) Includes 2,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(7) Includes an aggregate of 5,305 shares of Common Stock owned by Ms. Mason's husband, son and daughter and 103,950 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(8) Includes 130,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(9) Includes 76,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(10) Includes 3,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(11) Includes 25,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(12) Includes 20,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(13) Includes 40,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(14) Includes 140,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(15) Includes 500 shares of Common Stock owned by Mr. Fenster's wife and 10,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(16) Includes 10,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

     As the requisite stockholder vote for the amendments to our restated certificate of incorporation was obtained upon the delivery of the written consent of Mr. Jonas, we are not asking for a proxy and you are requested not to send us one. This Information Statement is for information purposes only. Please read this Information Statement carefully.

                                              By order of the Board of Directors

                                              Joyce J. Mason,
                                              General Counsel and Secretary

Newark, New Jersey
      , 2000

                                INDEX OF EXHIBITS



A. Option Agreement, dated as of March 3, 2000, between IDT Corporation and AT&T Corp. and Amendment to Option Agreement, dated as of April 5, 2000 between IDT Corporation and AT&T Corp.

B. Subscription Agreement, dated as of March 24, 2000, between IDT Corporation and Liberty Media Corporation.

C. Certificate of Amendment to the Restated Certificate of Incorporation of IDT Corporation.

                                                                       EXHIBIT A

         OPTION AGREEMENT (this "Agreement"), dated as of March 3, 2000, between IDT Corporation, a Delaware corporation (the "Company"), and AT&T Corp., a New York corporation (the "Investor").

         WHEREAS, in order to induce the Company to execute a letter of intent, dated March 3, 2000, between the Investor and the Company, the Investor has agreed to purchase, at the election of the Company, Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock"), upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the Company and the Investor hereby agree as follows:

         Section 1.  Option.

         1.1. Grant of Option. The Investor hereby grants the Company an option to sell to the Investor (the "Option") 2,040,817 shares of Class B Common Stock (the "Investor Shares" or the "Securities"), at a price of $36.75 per share of Class B Common Stock (the "Strike Price") for an aggregate purchase price of $75,000,024.75.

         1.2. Exercise of Option. The Option shall be exercisable from April 2, 2000 until the earlier of (i) the date that is 180 days following the date of this Agreement and (ii) the sale by the Company of at least 12,500,000 shares of Class A Stock, $0.01 par value, of Net2Phone, Inc. ("Class A Common Stock") (or the issuance of a call or put on such shares) to a current holder of shares of Class A Common Stock (a "Third Party Sale") during the period (the "Exercise Period"), provided that if a Third Party Sale occurs or a Net2Phone Issuance Event occurs prior to the date that is 180 days following the date of this Agreement and the Option has been exercised, Investor shall have the right for 10 days following the Third Party Sale or Net2Phone Issuance Event to require the Company to repurchase the Investor Shares, in whole but not in part, at the Strike Price.

         A "Net2Phone Issuance Event" shall mean the authorization and issuance of shares of Class A Common Stock in excess of the currently authorized amount of Class A Common Stock at any time prior to the date that is 180 days after the date of this Agreement, provided that an authorization and issuance of shares of Class A Common Stock to the Investor shall not constitute a Net2Phone Issuance Event.

         1.3. Exercise Mechanics. The Company may exercise the Option by giving written notice to the Investor at any time during the Exercise Period (the "Exercise Notice").

         1.4. Issuance of Class B Common Stock; Execution of Additional Agreements. If the Company delivers an Exercise Notice hereunder, then at the Closing (as hereinafter defined):

         (a) The Investor will pay to the Company cash in immediately available funds in the amount representing the aggregate purchase price for the number of Investor Shares purchased by it (the "Purchase Price") to the bank account specified by the Company to Investor not later than two business days prior to the Closing Date.

         (b) The Company will issue and deliver to the Investor a share certificate or certificates representing the Investor Shares purchased hereunder by the Investor, which certificate or certificates shall be registered in the Investor's name or such name as the Investor designates.

         (c) The Company and the Investor shall execute and deliver the Lock-up and Registration Rights Agreement relating to the Investor Shares substantially in the form attached as Exhibit A hereto (the "Lock-up and Registration Rights Agreement").

         1.5. Closing. The issuance and delivery of the Investor Shares by the Company to the Investor and the delivery of the Purchase Price by the Investor to the Company (the "Closing"), will take place at the offices of Sullivan & Cromwell, 375 Park Avenue, New York, New York, at 10:00 A.M. on the business day that is ten business days after the date on which the conditions set forth in
Section 4 have been fulfilled or waived, or at such other time and place as the Company and the Investor may agree orally or in writing.

         1.6. Alternate Investment. If the Closing cannot occur because the condition in Section 4(c) has not been satisfied, then the Investor shall invest $75 million in equity securities issued by a subsidiary of the Company in a public offering, at the election of the Company, at the initial public offering price, provided that the Investor's obligation to purchase such securities shall be subject to conditions analogous to those set forth in Section 4(c).

         Section 2. Representations, Warranties and Acknowledgments of the Investor. The Investor hereby represents, warrants and acknowledges to the Company, as follows:

         2.1. No Registration of Investor Shares. The Investor is aware that the Investor Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), that such offer and sale are intended to be exempt from registration under the Act and the rules promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and that the Securities cannot be offered, sold, assigned, transferred, or otherwise disposed of unless they are subsequently registered under the Act or an exemption from such registration is available. The Investor is also aware that sales or transfers of the Securities are further restricted by state securities laws and the provisions of this

Agreement and that the certificates for the Securities will bear appropriate legends restricting their transfer pursuant to applicable laws, this Agreement and the Lock-up and Registration Rights Agreement.

         2.2. Suitability of Investment.

         (a) The Investor understands that there is no established market for the Securities;

         (b) The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Act as presently in effect and is acquiring the Securities for its own account, or for the account of another "accredited investor" who is an affiliate of the Investor and who can make all of the representations contained herein, for investment purposes only and not with a view to the resale or distribution thereof;

         (c) The Investor has not and will not, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the Securities, except in accordance with applicable federal and state securities laws and the provisions of this Agreement and the Lock-up and Registration Rights Agreement as long as such documents remain in effect;

         (d) The Investor has such knowledge and experience in financial, business and tax matters that the Investor is capable of evaluating the merits and risks relating to the Investor's investment in the Securities and making an investment decision with respect to the Company;

         (e) The Investor has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the investment in the Securities;

         (f) Neither the Investor nor any of its affiliates has engaged in any activity that would be deemed a "general solicitation" under the provisions of Regulation D;

         (g) The Investor has such knowledge and experience in financial or business matters that it can, and it has, adequately analyzed the risks of an investment in the Securities and it has determined the Securities are a suitable investment for the Investor and that the Investor is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in the Company; and

         (h) The Investor is aware that there are substantial risks incident to an investment in the Securities.

         2.3. Corporate Authority. The Investor has all requisite corporate power and authority and has taken all corporate and other action necessary in order to execute, deliver and perform its obligations under this Agreement and the Lock-up and Registration Rights Agreement. This Agreement and the Lock-up and Registration Rights Agreement are valid and binding agreements of the Investor enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         Section 3. Representations, Warranties and Acknowledgments of the Company. The Company hereby represents, warrants and acknowledges to the Investor as of the date hereof as follows:

         3.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as currently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority when taken together with all other such failures, is not reasonably likely to have a Company Material Adverse Effect (as defined below).

         As used in this Agreement, the term "Company Material Adverse Effect" means a material adverse effect on the financial condition, properties, prospects, business or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any change (i) in law, rule, or regulation or generally accepted accounting principles or interpretations thereof that applies to the Company or (ii) in economic or business conditions generally or in the telecommunications or Internet telephony industries specifically, shall not be considered when determining if a Company Material Adverse Effect has occurred.

         3.2. Corporate Authority. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Lock-up and Registration Rights Agreement. Each of this Agreement and the Lock-up and Registration Rights Agreement is or will be a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         3.3. Capital Structure. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $.01 par value, of which 24,100,383 shares were outstanding as of the close of business on the date hereof, 35,000,000 shares of Class A Stock, $.01 par value, of which 10,029,758 shares were outstanding as of the close of business on the date hereof, and 10,000,000 shares of Preferred Stock, $.01 par value, of which no shares are outstanding as of the close of business on the date hereof. All of the outstanding shares of Common Stock and Class A Stock have been duly authorized and are validly issued, fully paid and nonassessable. When issued, delivered and paid for in accordance with the terms of this Agreement, the Securities will be duly authorized, validly issued, fully paid and nonassessable.

         3.4. Company Reports; Financial Statements. As of their respective dates (or, if amended, as of the date of such amendment), (i) the Company's Annual Report on Form 10-K for the year ended July 31, 1999, and (ii) the Company's Quarterly Report on Form 10-Q for the period ended October 31, 1999, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date hereof and as amended, the "Company Reports") did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or will fairly present, the consolidated financial position of the Company and its subsidiaries as of the date of such balance sheet and each of the consolidated statements of income and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or will fairly present, the results of operations and cash flows, as the case may be, of the Company and its subsidiaries for the periods set forth in such settlements (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein.

         3.5. Absence of Certain Changes. Except as disclosed in the Company Reports filed prior to the date hereof, since October 31, 1999 there has not been any change in the financial condition, properties, prospects, business or results of operations of the Company that has had or could reasonably be expected to have a Company Material Adverse Effect.

         3.6. Compliance with Laws. Except as set forth in the Company Reports filed prior to the date hereof, the business of the Company has not been, and is not being, conducted in violation of any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity, except for violations or possible violations that, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or prevent or materially burden or materially impair the ability of the Company to consummate the transactions contemplated by this

Agreement and the Lock-up and Registration Rights Agreement. Except as set forth in the Company Reports filed prior to the date hereof, no investigation or review by any Governmental Entity with respect to the Company is pending or, to the knowledge of the executive officers of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent or materially burden or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement and the Lock-up and Registration Rights Agreement.

         Section 4. Conditions to Obligations of the Investor. The obligation of the Investor to pay the Purchase Price for the Investor Shares to the Company is absolute, subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Investor:

         (a) Representations and Warranties. The representations and warranties of the Company set forth in Section 3 hereof shall have been true and correct in all material respects as of the date of this Agreement (or as of such other earlier date or dates as of which any such representation and warranty may be expressly made).

         (b) Authorized Securities. The Company shall have adopted resolutions setting forth the terms of the Investor Shares, which shall have the rights, preferences and terms set forth in the form of Certificate of Amendment to the Restated Certificate of Incorporation attached as Exhibit B hereto (the "Certificate of Amendment"). The Company shall have filed the Certificate of Amendment with the Secretary of State of the State of Delaware, and the issuance of Class B Common Stock shall have been duly authorized, and upon payment of the Purchase Price by the Investor and delivery of the Investor Shares by the Company, the Investor Shares shall be validly issued, fully paid and nonassessable.

         (c) Governmental Filings. All notices, reports and other filings required to be made by the Company with, and consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement and the Lock-up and Registration Rights Agreement by the Company and the exercise of the Option by the Company or the issuance and sale of the Securities by the Company hereunder have been made or obtained, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

         (d) No Violation. The execution, delivery and performance of this Agreement and the Lock-up and Registration Rights Agreement by the Company and the exercise of the Option by the Company or the issuance and sale of the Securities by the Company hereunder do not and will not constitute or result in (i) a breach or violation of, or a default under, the certificate or by-laws of the Company, (ii) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of the Company (with or without notice, lapse of time or both) pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon the Company or any law or governmental or non-governmental permit or license to which the Company is subject or (iii) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement and the Lock-up and Registration Rights Agreement.

         (e) Certificate. The Investor shall have received a certificate, dated as of the Closing Date, executed by an executive officer of the Company and stating that, to the best knowledge of such executive officer, the conditions set forth in clauses (a), (b), (c) and (d) above have been satisfied.

         (f) Opinion of Counsel to the Company. Sullivan & Cromwell, counsel to the Company, shall deliver an opinion addressed to the Investor, dated the date of the Closing, with respect to the valid existence of the Company and due authorization and valid issuance of the Securities in form and substance customary and reasonably satisfactory to the Investor, and counsel to the Company (who may be internal counsel) shall deliver an opinion addressed to the Investor, dated the Closing Date, to the effect set forth in Sections 4(c) and 4(d) in form and substance customary and reasonably satisfactory to Investor.

         (g) Lock-up and Registration Rights Agreement. The Lock-up and Registration Rights Agreement shall have been duly executed and delivered by the Company.

         (h) HSR Act. All applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the transactions contemplated by this Agreement and the Lock-up and Registration Rights Agreement shall have expired or been terminated.

         Section 5. Conditions to Obligations of the Company. The obligation of the Company to deliver the Securities to the Investor is absolute, subject to the prior delivery by the Company of the Exercise Notice to the Investor and subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Company:

         (a) Representations and Warranties. The representations and warranties of the Investor set forth in Section 2 hereof shall have been true and correct in all material respects as of the date of this Agreement (or as of such other earlier date or dates as of which any such representation and warranty may be expressly made).

         (b) Governmental Filings. All notices, reports and other filings required to be made by the Investor with, and consents, registrations, approvals, permits or authorizations required to be obtained by the Investor from a Governmental Entity, in connection with the execution and delivery of this Agreement and the Lock-up and Registration Rights Agreement by the Investor have been made or obtained.

         (c) No Violation. The execution, delivery and performance of this Agreement and the Lock-up and Registration Rights Agreement by the Investor do not and will not constitute or result in (i) a breach or violation of, or a default under, the certificate or by-laws of the Investor, (ii) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of the Investor (with or without notice, lapse of time or both) pursuant to any Contracts binding upon the Investor or any law or governmental or non-governmental permit or license to which the Investor is subject or (iii) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Investor to consummate the transactions contemplated by this Agreement and the Lock-up and Registration Rights Agreement.

         (d) Certificate. The Company shall have received a certificate, dated as of the Closing Date, executed by an executive officer of the Investor and stating that, to the best knowledge of such executive officer, the conditions set forth in clauses (a), (b) and (c) above have been satisfied.

         (e) Lock-up and Registration Rights Agreement. The Lock-up and Registration Rights Agreement has been executed and delivered by the Investor.

         Section 6. Transfer Limitations: 1933 Act Legend.

         (a) Unless sold pursuant to an effective registration statement, each certificate representing Securities shall bear a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT OR, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER

EXEMPTION FROM REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED AND ARE SUBJECT TO TRANSFER RESTRICTIONS AS SET FORTH IN A LOCK-UP AND REGISTRATION RIGHTS AGREEMENT, DATED MARCH 1, 2000, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY."

         The foregoing legend, if necessary, shall be removed from the certificates representing any Class B Common Stock, at the request of the holder thereof, at such time as (i) they are sold pursuant to an effective registration statement, (ii) they become eligible for resale pursuant to Rule 144(k) or another provision of Rule 144 of the Act pursuant to which all or a portion of Securities could be sold in a single transaction, or (iii) an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the proposed transfer is exempt from the Act; provided that in the case of clauses
(ii) and (iii) the holder is permitted to transfer the Securities pursuant to the Lock-up and Registration Rights Agreement.

         Section 7. Indemnification.

         7.1. Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless the Investor, together with its officers, directors, partners, shareholders, employees, trustees, affiliates (within the meaning of Rule 405 of the SEC under the Act), beneficial owners, attorneys and representatives, from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company or a third party claim) (collectively, "Investor Losses") up to the amount equal to the Purchase Price arising out of or resulting from:

         (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, the Lock-up and Registration Rights Agreement or in any writing delivered pursuant to this Agreement or the Lock-up and Registration Rights Agreement or at the Closing; or

         (ii) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement or the Lock-up and Registration Rights Agreement;

provided that the indemnity agreement contained in this 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         7.2. Investor Indemnification. The Investor covenants and agrees to defend, indemnify and save and hold harmless the Company, together with its officers, directors, partners, shareholders, employees, trustees, affiliates (within the meaning of Rule 405 of the SEC under the Act), attorneys and representatives, from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Investor or a third party claim) (collectively, "Company Losses"), up to the amount equal to the Purchase Price arising out of or resulting from:

         (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Investor in this Agreement or the Lock-up and Registration Rights Agreement or in any writing delivered pursuant to this Agreement or the Lock-up and Registration Rights Agreement or at the Closing; or

         (ii) the failure of the Investor to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement or the Lock-up and Registration Rights Agreement.

         7.3. Procedure. Each party entitled to be indemnified pursuant to
Section 7.1 and 7.2 (each, an "Indemnified Party") shall notify the other party in writing of any action against such Indemnified Party in respect of which the other party is or may be obligated to provide indemnification on account of
Section 7.1 or 7.2, promptly after the receipt of notice. The omission of any Indemnified Party so to notify the other party of any such action shall not relieve such other party from any liability which it may have to such Indemnified Party except to the extent the other party shall have been materially prejudiced by the omission of such Indemnified Party so to notify it, pursuant to this Section 7.3. In case any such action shall be brought against any Indemnified Party and it shall notify the other party of the commencement thereof, the other party shall be entitled to participate therein and, to the extent that such other party may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from it to such Indemnified Party of its election so to assume the defense thereof, the other party will not be liable to such Indemnified Party under Section 7.1 or 7.2 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the other party; provided, however, that (i) if the other party shall elect not to assume the defense of such claim or action or (ii) if the Indemnified Party reasonably determines (x) that there may be a conflict between the positions of the other party and of the Indemnified Party in defending such claim or action or (y) that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the other party, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the other party shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with the defense.

         7.4. Indemnification Non-Exclusive. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

         Section 8. Miscellaneous.

         8.1. Survival of Warranties. The representations and warranties set forth in Sections 2 and 3 hereof shall survive until the eighteen month anniversary of the Closing.

         8.2. Best Efforts to Satisfy Conditions. Each party shall use its best efforts to satisfy the conditions precedent to the Closing hereunder.

         8.3. Certain Limitations. The indemnification obligations of the parties hereto for any breach of a representation and warranty set forth in Sections 2 and 3 shall survive for only the period applicable to such representations and warranties as set forth in Section 8.1 of this Agreement, and thereafter all such representations and warranties of the parties hereto under this Agreement shall be extinguished; provided, however, that such indemnification obligation shall not be extinguished in the event of Investor Losses or Company Losses incurred as a result of an investigation, review, suit, claim or action that was instituted or begun prior to the expiration of the survival period set forth in Section 8.1.

         8.4. Successors and Assigns. This Agreement may not be assigned by the Investor or the Company without the prior written consent of the other party hereto and the attempted or purported assignment shall be void; provided, however, that the Investor may, without written consent of the Company, assign its rights and obligations hereunder to any of its Affiliates (provided that no such assignment shall relieve the Investor of its responsibility for the performance of the obligations hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         As used in this Agreement, the term "Affiliates" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with the first such person or entity.

         8.5. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Investor hereby submits to the nonexclusive jurisdiction of the

United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         8.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         8.7. Captions and Headings. The captions and headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.8. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or three business days after deposit with an internationally recognized courier service, delivery fees prepaid, and addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt:

         If to the Company:

         IDT Corporation
         520 Broad Street
         Newark, New Jersey 07102
         Attn: Hal Brecher
         Fax:  (201) 928-2885

         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attn: Robert S. Risoleo
         Fax: (212) 558-1600

         If to the Investor:

         AT&T Corp.
         295 North Maple Avenue, Room
         Basking Ridge, New Jersey 07920
         Attn: Marilyn Wasser
         Fax: (908) 221-6618

         with a copy to:

         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, New York 10019-6150
         Attn:  Seth A. Kaplan
         Fax:  (212) 403-2000

         8.9. Amendments and Waivers. All terms of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the other parties to this Agreement.

         8.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.11. Entire Agreement. This Agreement (and the Exhibits and Schedules hereto) and the Lock-up and Registration Rights Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and discussions between them, and all documents delivered by or on behalf of the Company to the Investor and its agents and representatives, with respect to such subject matter.

         8.12. No Specific Enforcement. The parties agree that in the event of a breach of this Agreement, the parties shall not be entitled to specific performance of the terms hereof.

         8.13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE

ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 8.13 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the date first above written.

                                        IDT CORPORATION


                                        By: /s/ HOWARD S. JONAS
                                            ---------------------
                                            Name:  Howard S. Jonas
                                            Title:  Chief Executive Officer

                                        AT&T CORP.


                                        By: /s/ JOHN C. PETRILLO
                                            ----------------------
                                            Name: John C. Petrillo
                                            Title:  Executive Vice President

                                    EXHIBIT A

                    LOCK-UP AND REGISTRATION RIGHTS AGREEMENT


         LOCK-UP AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March __, 2000, by and between IDT Corporation, a Delaware corporation (the "Company"), and AT&T Corp., a New York corporation (the "Investor").

         WHEREAS, the Company and the Investor have entered into an Option Agreement, dated as of March 3, 2000; and

         WHEREAS, it is a condition to the Closing (as defined below) of the Option Agreement that the Company grant Investor the registration rights set forth herein, and it is a condition to the Company's execution of the Option Agreement that the Investor agree to the restrictions on transfer set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1. Definitions. For the purposes of this Agreement:

              (a) The term "Affiliate" means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with the first such person or entity.

              (b) The terms "Closing" and "Closing Date" mean the date of the Closing, as such term is defined in the Option Agreement.

              (c) The term "Holder" means a holder of Registrable Securities or, unless the context otherwise requires, securities convertible into or exercisable for Registrable Securities.

              (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement.

              (e) The term "Registrable Securities" means the shares of Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock") issued to the Investor pursuant to the Option Agreement (the "Securities"); provided, however, that such Securities shall cease to be Registrable Securities when and to the extent that (i) such Securities have been sold pursuant to an effective registration statement under the Act, (ii) such Securities have become eligible for resale pursuant to Rule 144(k) of the Act (or any similar provision then in force) or another provision of Rule 144 of the Act pursuant to which all of the Investor's Securities are immediately eligible for resale or (iii) such Securities have ceased to be outstanding.

         Section 2. Registration Rights.

         2.1. (a) Registration Upon Demand. At any time on or after the first anniversary of the Closing Date, one or more holders that in the aggregate beneficially own at least 20% of the Registrable Securities may make a demand that the Company effect the registration of all or part of such Holders' Registrable Securities (an "S-3 Demand Registration"). Upon receipt of a valid request for an S-3 Demand Registration, the Company shall promptly, in and any event no later than 15 days after such receipt, notify all other Holders of the making of such demand and shall use its reasonable efforts to register under the Act as expeditiously as may be practicable the Registrable Securities which Holders have requested the Company to register in accordance with this Section
2.1. Notwithstanding the foregoing, the Company shall not be required to effect any registration if the number of Registrable Securities that the Company shall have been requested to register shall, in the aggregate, be less than 10% of the number of shares of Class B Common Stock purchased by the Investor on the Closing Date. The Holders shall have the right to two (2) S-3 Demand Registrations pursuant to this Section 2.1(a).

         (b) Effective Registration Statement. A registration requested pursuant to Section 2.1(a) hereof shall not be deemed to have been effected (i) if a registration statement with respect thereto has not been declared effective by the Securities and Exchange Commission ("SEC"), (ii) if after it has become effective and prior to the date ninety (90) days after the effective date, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to any of the Holders and has not thereafter become effective for not less than ninety (90) additional consecutive days, or
(iii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of a Holder

         2.2. "Piggy-Back" Registration. (a) At any time after the first anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date, if the Company proposes to register any securities under the Act in connection with any offering of its securities (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), whether or not for its own account, the Company shall furnish promptly, and in any event not less than 10 days in advance, written notice to the Holders of its intention to effect such registration and the intended method of distribution in connection therewith. Upon the written request of a Holder made to the Company within 15 days after the receipt of such notice by the Company, the Company shall include in such registration the requested number of the Holder's Registrable Securities (a "Piggy-Back Registration"). If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its Common Stock and any other securities, all upon the terms and conditions set forth herein.

         (b) Nothing in this Section 2.2 shall create any liability on the part of the Company or any other person to the Holders if the Company, for any reason, decides not to file a registration statement proposed to be filed pursuant to Section 2.2(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice under Section 2.2(a) or otherwise.

         2.3. Blackout Periods for Holders. If the board of directors of the Company determines in good faith that the registration and distribution of Registrable Securities pursuant to Section 2.1 or Section 2.2 hereof (or the use of a registration statement or related prospectus) would be materially detrimental to the Company or its shareholders, including (without limitation) that such filing could result in disclosure of material non-public information or could interfere with the Company's financing plans, and therefore the board of directors determines that it is in the Company's best interest to defer the filing or inclusion of Registrable Securities (as the case may be), and promptly gives the Holders written notice of such determination in the form of a certificate signed by an executive officer of the Company following their request to register any Registrable Securities pursuant to Section 2.1 or
Section 2.2, the Company shall be entitled to (i) postpone the filing of the registration statement otherwise required to be prepared and filed by the Company pursuant to Section 2.1 hereof for a reasonable period of time, but not to exceed 90 days (a "Demand Blackout Period") after the date of such request, provided that the Company's exercise of its rights under this Section 2.3 (x) shall not result in Demand Blackout Periods for more than 180 days in any 365 day period and (y) shall not result in Demand Blackout Periods that are separated by less than 45 days, or (ii) exclude all or a portion of the Registrable Securities (on a pro-rata basis by Holder) otherwise required to be registered pursuant to Section 2.2. hereof. The Company shall promptly notify each holder of the expiration or earlier termination of any Demand Blackout Period.

         2.4. Obligations of the Company. Whenever the Company is required to effect the registration of any Registrable Securities under this Section 2, the Company shall, at its expense and as expeditiously as may be practicable:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, use reasonable efforts to keep such registration statement effective for not less than ninety (90) days.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all of the Registrable Securities covered by such registration statement.

         (c) Use its best efforts to qualify such Registrable Securities (i) for quotation on the NASDAQ National Market or listing on the New York Stock Exchange, Inc. or (ii) if neither such quotation system or exchange is available for quotation or listing, for listing on a national securities exchange selected by a majority in interest of the Holders of the Registrable Securities being registered.

         (d) Furnish to the Holders of Registrable Securities registering such securities such numbers of copies of a prospectus, including a preliminary prospectus (in the event of an underwritten offering), in conformity with the requirements of applicable law, and such other documents as each such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

         (e) Use reasonable efforts to register and qualify the securities covered by such registration statement under state blue sky laws in any U.S. jurisdictions in which such registration and qualification is reasonably requested by any Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

         (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and substance as agreed to by the Company and the managing underwriter of such offering.

         (g) Promptly notify the Holders in writing: (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the registration statement or related prospectus or any written request by the SEC for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or prospectus or any amendment or supplement thereto or the initiation of any proceedings by any person for that purpose, and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or overt threat of any proceeding for such purpose.

         (h) Notify the Holders in writing on a timely basis, at any time when a prospectus relating to such Registrable Securities is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (i) Furnish, at the request of any Holder participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as if customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the underwriters, if any, and to the Holders participating in the registration of Registrable Securities and (ii) a "Cold Comfort" letter dated as of such date, from the independent certified public accountants to the underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the board of directors of the Company, to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in the registration of Registrable Securities.

         (j) Use reasonable efforts to cause the transfer agent to remove restrictive legends on certificates representing the securities covered by such registration statement, as the Company determines to be appropriate, upon advice of counsel.

         (k) Prepare and file with the SEC, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

         (l) Make available for inspection by any Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) such Information has been made generally available to the public or (iii) as necessary to enforce a Holder's rights under this Agreement. Each Holder of Registrable Securities shall be responsible for any breach of the foregoing covenant by any Inspector retained by or on behalf of such Holder. The Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential and the Inspectors shall not disclose such Information until such action is determined.

         (m) Provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities.

         (n) Use its reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities pursuant to the terms contemplated hereby.

         2.5. Furnish Information.

         (a) It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of any Holder in a registration statement pursuant to this Section 2 that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, any other securities of the Company held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities held by such Holder. Any such information shall be provided to the Company within any reasonable time period requested by the Company.

         (b) Each Holder shall notify the Company, at any time when a prospectus is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in the applicable registration statement, as then in effect, in each case only with respect to information provided by such Holder, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Holder shall immediately upon the happening of any such event cease using such prospectus. Any other Holders shall cease using such prospectus immediately upon receipt of notice from the Company to that effect. If so requested by the Company, each Holder shall promptly return to the Company any copies of any prospectus in its possession (other than one permanent file copy) that contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         2.6. Expenses of Registration. The Company shall bear and pay all reasonable expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to Section 2.1 or Section 2.2 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, but excluding underwriting discounts and commissions relating to the Registrable Securities. The Company also shall be required to pay and bear the legal fees of one counsel for the Holders in an amount not to exceed $25,000 in connection with any registration.

         2.7. Underwriting Requirements. In connection with any underwritten offering of a Holder's Registrable Securities, the Company shall not be required under Section 2.4 to register any of such Registrable Securities in connection with such underwritten offering unless (i) in the case of a registration pursuant to Section 2.1, the Company consents to the underwriters selected by the Holders participating in the registration (which consent shall not be unreasonably withheld) and (ii) in the case of a registration pursuant to
Section 2.2, the Holder accepts the underwriters selected by the Company and then, in either case (i) or (ii), the Company shall be required to register Registrable Securities only in such quantity as the lead managing underwriter determines, in its good faith discretion, will not jeopardize the success of the offering by the Company. To the extent that the lead managing underwriter will not permit the registration of all of the Registrable Securities sought to be registered, in the case of a registration pursuant to Section 2.1 or 2.2, the Registrable Securities to be included shall be apportioned among the Holders on a pro rata basis (based on the number of shares of Class B Common Stock proposed to be registered by each), first among the Holders of Registrable Securities to be registered pursuant to Section 2.1, and thereafter among the Holders of Registrable Securities to be registered pursuant to Section 2.2; provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted such that all shares that are not Registrable Securities and all shares that are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. Those Registrable Securities and other securities that are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines necessary to effect the underwritten public offering. No Holder of Registrable Securities shall be entitled to participate in an underwritten offering unless such Holder enters into, and performs its obligations under, one or more underwriting agreements and any related agreements and documents (including an escrow agreement and/or a power of attorney with respect to the disposition of the Registrable Securities), in the form that such Holder shall agree to with the lead managing underwriter of the transaction. If any Holder disapproves of the terms of any underwriting, it may elect, prior to the execution of any underwriting agreement, to withdraw there from by written notice to the Company and the lead managing underwriter. Any Registrable Securities so withdrawn from an underwriting by such Holder shall be withdrawn from such registration and shall not be transferred in a public distribution prior to 180 days following the effective date of the registration statement relating thereto.

         2.8. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and their respective directors, officers, and each person, if any, who controls the Holder within the meaning of the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, or liabilities joint or several) to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (collectively, a "Violation") (x) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (z) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law in connection with the offering covered by any registration statement; and the Company will pay to each Indemnified Person any reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in strict conformity with written information furnished by a Holder expressly for use in connection with such registration or is caused by any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Act after such prospectus has been timely furnished by the Company.

         (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company within the meaning of the Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is caused by (x) any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by the Holder specifically and expressly for use in any such registration statement or prospectus but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof or (y) any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely filed by the Company. Such Holder will pay any reasonable legal or other expenses incurred by any Indemnified Person pursuant to this Section 2.9(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.9(b) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

         (c) Promptly after receipt by an Indemnified Person under this Section
2.9 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided that an Indemnified Person (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such Indemnified Person by the counsel retained by the indemnifying party would be inappropriate (in the opinion of the Indemnified Person) due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Person under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this Section 2.9; provided, that in no event shall any indemnity under this Section 2.9(c) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

         (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, agrees to contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company and the Holders under this Section
2.9 shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to this Section 2.

         2.10. Lock-up and Permitted Transfers. At any time prior to the first anniversary of the Closing Date, Investor shall not offer, sell, contract to sell or otherwise dispose of any Class B Common Stock (including entering into any agreement or arrangement that has the effect of transferring all or a substantial part of the economic effect of holding the Class B Common Stock) without the written consent of the Company; provided, however, that the Investor shall be permitted to transfer (i) all or part of the Class B Common Stock to an Affiliate of the Investor, if such Affiliate and the Investor agree for the benefit of the Company that such Affiliate shall remain an Affiliate of the Investor until at least the first anniversary of the Closing Date, and (ii) up to 20% of the aggregate number of shares of Class B Common Stock purchasable pursuant to the Option Agreement to any party, to the extent necessary to remedy a breach by the Investor of Section 11.1 of the Framework Agreement, dated as of October 23, 1998, by and among the Investor, VLT Corporation, British Telecommunications plc, BT (Netherlands) Holdings B.V. and Thistle B.V. (the "Framework Agreement") (each such transferee, a "Permitted Transferee"); provided that in connection with any proposed transfer pursuant to clause (ii) above, (x) the Investor shall deliver to the Company a certificate of an executive officer of the Investor setting forth in reasonable detail a computation made in accordance with the Framework Agreement and demonstrating that the proposed sale will remedy such breach, and
(y) the Company and the Investor shall have agreed to the reinvestment of the net proceeds from the sale of such shares in equity securities of an Affiliate of the Company in such a manner so as not to cause a breach under the Framework Agreement. Without limiting any other remedy that may be available to the Company, failure of the Investor or any Permitted Transferee to comply with the provisions of this Section 2.10 shall result in termination of the Company's obligations under Section 2.1 and Section 2.2 of this Agreement with respect to the affected Class B Common Stock.

         2.11. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a Permitted Transferee of Registrable Securities; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree with the Company in writing to be subject to all restrictions set forth in this Agreement. No other assignment of the Investor's or any Holder's rights hereunder shall be permitted, and the attempted or purported assignment in violation of this provision shall be void.

         2.12. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

         (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1934 Act; and

         (c) So long as a Holder owns any Registrable Securities, furnish such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Act, and of the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         2.13 Self-Tender Protection. Until such time as the Investor and its Permitted Transferees hold less than 50% of the shares of Class B Common Stock issued to the Investor pursuant to the Option Agreement, the Company shall not make a tender offer for its common stock, par value $.01 per share ("Common Stock"), unless such offer is extended ratably and for equivalent per share consideration to the Investor and its Permitted Transferees in respect of shares of Class B Common Stock then held by them.

         2.14. Third Party Tender Protection. Until such time as the Investor and its Permitted Transferees hold less than 50% of the Class B Common Stock issued to the Investor pursuant to the Option Agreement, if (i) any person makes a tender offer for the Common Stock, (ii) such tender offer is consummated with respect to more than 20% of the outstanding Common Stock and (iii) such tender offer is not extended ratably and on an equal consideration basis to the Investor and its Permitted Transferees in respect of their holdings of Class B Common Stock, then within ten (10) business days of the date of consummation of such tender offer, the Company shall make an offer to purchase, for consideration equivalent to that paid in such tender offer, a portion of the Class B Common Stock held by the Investor and its Permitted Transferees equivalent to the portion of the outstanding Common Stock purchased pursuant to such tender offer.

         2.15. Assignment of Tender Protections. Notwithstanding Section 2.11, the provisions in Sections 2.13 and 2.14 shall be automatically assigned to, and shall be enforceable against the Company by, subsequent holders of the shares of Class B Common Stock to be issued and sold hereunder, but only for so long as there is no public market for the Class B Common Stock.

         Section 3. Miscellaneous.

         3.1. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Nothing contained herein shall be construed as permitting any transfer of any securities of the Company in violation of any applicable law or agreement.

         3.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Investor and the Company hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Investor and the Company irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         3.3. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         3.4. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.5. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon (i) personal or facsimile delivery to the party to be notified, (ii) one business day after deposit with an internationally recognized courier service, delivery fees prepaid, or (iii) three business days after deposit with the U.S. mail, return-receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt.

         If to the Company:

         IDT Corporation
         520 Broad Street
         Newark, New Jersey 07102
         Attn: Hal Brecher
         Fax:  (201) 928-2885
         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attn: Robert S. Risoleo
         Fax: (212) 558-1600

         If to the Investor:

         AT&T Corp.
         295 North Maple Avenue
         Basking Ridge, New Jersey 07920
         Attn: Marilyn Wasser
         Fax: (908) 221-6618

         with a copy to:

         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, New York 10019-6150
         Attn: Seth A. Kaplan
         Fax:  (212) 403-2000

         3.6. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained written consent of Holders owning in the aggregate 51% of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

         3.7. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.8. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the matters contemplated hereby, other than those set forth herein or made hereunder.

         3.9. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SERIES A COMMON OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 3.9 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Lock-up and Registration Rights Agreement as of the date first above written.

                                      IDT CORPORATION


                                      By:
                                          -----------------------------
                                           Name:
                                           Title:



                                      AT&T CORP.


                                      By:
                                          -----------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                IDT CORPORATION

        (pursuant to Section 242 of the Delaware General Corporation Law)

         IDT Corporation, a Delaware corporation, hereby certifies as follows:

         1. The name of the corporation is IDT Corporation (hereinafter the "Corporation").

         2. The Corporation's Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on December 22, 1995 and a Restated Certificate of Incorporation was filed on February 7, 1996.

         3. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the preamble of Article Fourth thereof and replacing it with the following:

                    "FOURTH: The aggregate number of shares of all classes of
              capital stock which the Corporation shall have the authority to issue is two hundred and forty five million (245,000,000) shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0l per share ("Common Stock"), (b) 35,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Stock"), (c) 100,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock", and collectively, such Common Stock, Class A Stock and Class B Stock are referred to herein as the "Common Shares"), and (d) 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock")."

          4. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting Sections 1(h), 2(a), 2(b), 2(c) and 2(d) of Article Fourth and replacing them with the following:

              "1. Preferred Stock

              (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payments of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, the Class A Stock, the Class B Stock or shares of stock of any other class or any other series of this class;"

              "2. Common Stock, Class A Stock and Class B Stock

              (a) General. Except as hereinafter expressly set forth in Section 2, and subject to the rights and preferences of the holders of Preferred Stock at any time outstanding, the Class A Stock, Class B Stock and the Common Stock, all of which are classes of common stock, shall have the same rights and privileges and shall rank equally, share ratably and be identical in respects as to all matters, including rights in liquidation.

              (b) Voting Rights. Except as otherwise provided in this Restated Certificate of Incorporation or as expressly provided by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the Common Shares have exclusive voting rights on all matters requiring a vote of the Corporation.

                    The holders of Common Stock shall be entitled to one vote
              per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class A Stock shall be entitled to three votes per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class B Stock shall not be entitled to vote on any matter to be voted on by the stockholders of the Corporation, including (without limitation) the election of directors to the Board of Directors, except for such matters where applicable law or regulation or quotation or listing obligation requires that such holders be entitled to vote, in which case holders of Class B Stock shall be entitled to one-tenth (1/10) of a vote per share.

                    Except as otherwise provided in this Restated Certificate of
              Incorporation or as required by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of shares of Class A Stock, the holders of Class B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

              (c)(1) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as it may be amended from time to time, holders of Class A Stock, holders of Class B Stock and holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of either the Class A Stock, the Class B

              Stock or the Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other such class of common stock; provided, further, however, that a dividend of shares may be declared and paid in Class A Stock to holders of Class A Stock, in Class B Stock to holders of Class B Stock and in Common Stock to holders of Common Stock if the number of shares paid per share to holders of Class A Stock, to holders of Class B Stock and to holders of Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Stock, Class B Stock or Common Stock, the outstanding shares of the other classes of common stock shall be subdivided, combined or reclassified proportionately in the same manner and on the same basis as the outstanding shares of Class A Stock, Class B Stock or Common Stock, as the case may be, have been subdivided, combined or reclassified.

              (2) Consideration in Merger and Similar Transactions. The Corporation shall not be a party to a merger, recapitalization, reclassification or similar transaction where the Corporation is not the surviving entity or all of the outstanding Common Stock is purchased or exchanged for or converted into a different security or cash or other property, or any combination thereof (an "Extraordinary Transaction"), unless the per share consideration received by holders of Class B Stock in connection with the Extraordinary Transaction is the same as the per share consideration received by the holders of Common Stock in connection with the Extraordinary Transaction.

              (d) Optional Conversion.

              (1) The shares of Common Stock and Class B Stock are not convertible into or exchangeable for shares of Class A Stock.

              (2) Each share of Class A Stock may be converted, at any time and at the option of the holder thereof, into one fully paid and nonassessable share of Common Stock.

              (3) Each share of Class B Stock may be converted, at any time and at the option of the Corporation, into one fully paid nonassessable share of Common Stock."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this ___ day of March, 2000.

                                         IDT CORPORATION


                                         By:
                                             ------------------------------
                                             Name:
                                             Title:

                          AMENDMENT TO OPTION AGREEMENT


     AMENDMENT TO OPTION AGREEMENT, dated as of April 5, 2000 between IDT Corporation, a Delaware corporation (the "Company"), and AT&T Corp., a New York corporation (the "Investor").

                                   WITNESSETH:

     WHEREAS, the Company and the Investor entered into an option agreement (the "Option Agreement"), dated as of March 3, 2000.

     WHEREAS, the parties intend to amend the Option Agreement by replacing the Form of Certificate of Amendment to the Restated Certificate of Incorporation of IDT Corporation as set forth in Exhibit B to the Option Agreement, with the Form of Certificate of Amendment to the Restated Certificate of Incorporation of IDT Corporation as set forth in Exhibit A to the Lock-Up, Registration Rights and Exchange Agreement (which is Exhibit A to the Subscription Agreement, dated March 24, 2000, between the Company and Liberty Media Corporation, a Delaware Corporation).

     NOW, THEREFORE, in consideration of the premises the Company and the Investor hereby agree as follows:

     Section 1.

     Form of Certificate of Amendment. The Form of Certificate of Amendment to the Restated Certificate of Incorporation of IDT Corporation, appearing as Exhibit B to the Option Agreement, is hereby replaced in its entirety in the form set forth as Exhibit A hereto.

     Section 2.

     Option Agreement Remains in Effect. In all other respects, the Option Agreement remains in full force and effect.

     Section 3.

     Counterparts. This Amendment may be executed and acknowledged in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Option Agreement as of the date first above written.


                                     IDT CORPORATION


                                     By:  /s/ JAMES A. COURTER
                                          --------------------------------------
                                          Name:  James A. Courter
                                          Title: President & Vice Chairman
                                                 of the Board of Directors



                                     AT&T CORP.


                                     By:  JOHN C. PETRILLO
                                          --------------------------------------
                                          Name:  John C. Petrillo
                                          Title: Executive Vice President

                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 IDT CORPORATION

        (pursuant to Section 242 of the Delaware General Corporation Law)

     IDT Corporation, a Delaware corporation, hereby certifies as follows:

     1. The name of the corporation is IDT Corporation (hereinafter the "Corporation").

     2. The Corporation's Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on December 22, 1995 and a Restated Certificate of Incorporation was filed on February 7, 1996.

     3. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the preamble of Article Fourth thereof and replacing it with the following:

          "FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is two hundred and forty five million (245,000,000) shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0l per share ("Common Stock"), (b) 35,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Stock"), (c) 100,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock", and collectively, such Common Stock, Class A Stock and Class B Stock are referred to herein as the "Common Shares"), and (d) 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock")."

     4. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting Sections 1(h), 2(a), 2(b), 2(c), 2(d), 2(e)(6) and 2(f) of Article Fourth and replacing them with the following:

     "1.  Preferred Stock

               (h) the  limitations  and  restrictions,  if any, to be effective while any shares of such series are outstanding upon the payments of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, the Class A Stock, the Class B Stock or shares of stock of any other class or any other series of this class;"

     "2.  Common Stock, Class A Stock and Class B Stock

               (a) General. Except as hereinafter expressly set forth in Section 2, and subject to the rights and preferences of the holders of Preferred Stock at any time outstanding, the Class A Stock, Class B Stock and the Common Stock, all of which are classes of common stock, shall have the same rights and privileges and shall rank equally, share ratably and be identical in respects as to all matters, including rights in liquidation.

               (b) Voting Rights. Except as otherwise provided in this Restated Certificate of Incorporation or as expressly provided by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the Common Shares have exclusive voting rights on all matters requiring a vote of the Corporation.

               The holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class A Stock shall be entitled to three votes per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class B Stock shall entitled to one-tenth (1/10) of a vote per share on all matters to be voted on by the stockholders of the Corporation.

               Except as otherwise provided in this Restated Certificate of Incorporation or as required by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of shares of Class A Stock, the holders of shares of Class B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

               (c) (1) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as it may be amended from time to time, holders of Class A Stock, holders of Class B Stock and holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of any of the Class A Stock, the Class B Stock or the Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other classes of common stock; provided, further, however, that a dividend of shares may be declared and paid in Class A Stock to holders of Class A Stock, in Class B Stock to holders of Class B Stock and in Common Stock to holders of Common Stock if the number of shares paid per share to holders of Class A Stock, to holders of Class B Stock and to holders of Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Stock, Class B Stock or Common Stock, the outstanding shares of the other classes of common stock shall be subdivided, combined or reclassified proportionately in the same manner and on the same basis as the outstanding shares of Class A Stock, Class B Stock or Common Stock, as the case may be, have been subdivided, combined or reclassified.

               (2) Consideration in Merger and Similar Transactions. The Corporation shall not be a party to a merger, consolidation, binding share exchange, recapitalization, reclassification or similar transaction (whether or not the Corporation is the surviving or resulting entity) (an "Extraordinary Transaction"), unless the per share consideration, if any, that the holders of Common Stock and Class B Stock receive in connection with such Extraordinary Transaction or are entitled to elect to receive in such Extraordinary Transaction is the same as the per share consideration that the holders of the other of such classes of common stock are entitled to receive or elect to receive in connection with the Extraordinary Transaction.

               (d) Optional Conversion.

               (1) The shares of Common Stock and Class B Stock are not convertible into or exchangeable for shares of Class A Stock.

               (2) Each share of Class A Stock may be converted, at any time and at the option of the holder thereof, into one fully paid and nonassessable share of Common Stock.

               (3) Each share of Class B Stock may be converted, at any time and at the option of the Corporation, into one fully paid nonassessable share of Common Stock provided that all shares of Class B Stock are so converted."

               "(e) Mandatory Conversion.

               (6) This Section 2(e) may not be amended without the affirmative vote of holders of the majority of the shares of the Class A Stock, the affirmative vote of holders of the majority of the shares of the Class B Stock and the affirmative vote of holders of the majority of the shares of the Common Stock, each voting separately as a class."

               "(f) Conversion Procedures.

               (1) Each conversion of shares pursuant to Section 2(d) hereof will be effected by the surrender of the certificate or certificates, duly endorsed, representing the shares to be converted at the principal office of the transfer agent of the Class A Stock, in the case of conversion pursuant to Section 2(d)(2), or of the Class B Stock, in the case of conversion pursuant to Section 2(d)(3), at any time during normal business hours, together with a written notice by the holder stating the number of shares that such holder desires to convert and the names or name in which he wishes the certificate or certificates for the Common Stock to be issued. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

               Promptly after such surrender, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Common Stock issuable upon such conversion and a certificate representing any Class A Stock, in the case of conversion pursuant to Section 2(d)(2) which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

               (2) The issuance of certificates upon conversion of shares pursuant to Section 2(d) hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

               (3) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or its treasury shares, solely for the purpose of issuance upon the conversion of the Class A Stock and the Class B Stock, such number of shares of Common Stock as may be issued upon conversion of all outstanding Class A Stock and the Class B Stock.

               (4) Shares of the Class A Stock and Class B Stock surrendered for conversion as above provided or otherwise acquired by the Corporation shall be cancelled according to law and shall not be reissued.

               (5) All shares of Common Stock which may be issued upon conversion of shares of Class A Stock and Class B Stock will, upon issue, be fully paid and nonassessable."

     5. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting the first sentence to Article Fifth and replacing it with the following:

     "FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three
(3) and not more than seventeen (17) directors, the exact number of which shall be fixed from time to time by the Board of Directors."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this ___ day of _______, 2000.


                                                      IDT CORPORATION


                                                      By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                                                                       EXHIBIT B


         SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of March 24, 2000, between IDT Corporation, a Delaware corporation (the "Company"), and Liberty Media Corporation, a Delaware corporation ("LMC").

         WHEREAS, LMC desires to purchase or cause its designee to purchase shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and the Company desires to issue and sell shares of Common Stock to LMC or its designee (which shall be a member of the Liberty Group (as defined herein)), upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the Company and the Investor hereby agree as follows:

         Section 1. Subscription.
                    ------------

         1.1. Subscription for Common Stock. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to issue and sell and LMC hereby agrees to purchase or cause its designee to purchase (the applicable purchaser being referred to herein as the "Investor") from the Company 3,775,000 shares of Common Stock (the "Investor Securities"), at a price of $34.50 per share of Common Stock. The number of Investor Securities and the purchase price per share will be appropriately adjusted to reflect the effect of any stock splits, reverse stock splits, stock dividends and other similar events affecting the Common Stock.

         1.2. Issuance of Common Stock; Execution of Additional Agreements. At the Closing (as defined below) upon the terms and subject to the conditions of this Agreement:

         (a) Against delivery of the share certificate(s) referred to in clause
(b) below, the Investor will pay to the Company cash in immediately available funds in the amount representing the aggregate purchase price for the number of Investor Securities purchased by it (the "Purchase Price") to the bank account specified by the Company to Investor not later than two business days prior to the date of the Closing.

         (b) Against payment of the Purchase Price, the Company will issue and deliver to the Investor a share certificate or certificates representing the Investor Securities purchased hereunder by the Investor, which certificate or certificates shall be registered in the Investor's name.

         (c) The Company and the Investor shall execute and deliver the Lock-up, Registration Rights and Exchange Agreement relating to the Investor Securities substantially in the form attached as Exhibit A hereto (the "Lock-up, Registration Rights and Exchange Agreement").

         (d) The Investor and Howard S. Jonas shall execute and deliver the Voting Agreement substantially in the form attached as Exhibit B hereto (the "Voting Agreement").

         1.3. Closing. The issuance and delivery of the Investor Securities by the Company to the Investor and the delivery of the Purchase Price by the Investor to the Company (the "Closing"), will take place at the offices of Sullivan & Cromwell, 375 Park Avenue, New York, New York, at 10:00 A.M. on the business day that is three (3) business days after the date on which the conditions set forth in Section 4 have been fulfilled or, where permissible waived, or at such other time and place as the Company and the Investor may agree orally or in writing. "Business Day" for purposes of this Agreement means a day other than a Saturday, Sunday or day on which banks in the City of New York are authorized to close.

         Section 2. Representations, Warranties and Acknowledgments of the Investor. LMC hereby represents, warrants and acknowledges to the Company, as follows:

         2.1. No Registration of Investor Shares. The Investor is aware that the Investor Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), that such offer and sale are intended to be exempt from registration under the Act and the rules promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and that the Investor Securities cannot be offered, sold, assigned, transferred, or otherwise disposed of unless they are subsequently registered under the Act or an exemption from such registration is available. The Investor is also aware that sales or transfers of the Investor Securities are further restricted by state securities laws and the provisions of the Lock-up, Registration Rights and Exchange Agreement and that the certificates for the Investor Securities will bear appropriate legends restricting their transfer pursuant to applicable laws and the Lock-up, Registration Rights and Exchange Agreement.

         2.2. Suitability of Investment. (a) The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Act as presently in effect and is acquiring the Investor Securities for its own account, or for the account of another "accredited investor" who is an affiliate of the Investor and who can make all of the representations contained herein, for investment purposes only and not with a view to the resale or distribution thereof;

         (b) The Investor will not, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the Investor Securities, except in accordance with applicable federal and state securities laws, to the extent applicable, and the provisions of the Lock-up, Registration Rights and Exchange Agreement.

         (c) The Investor has such knowledge and experience in financial, business and tax matters that the Investor is capable of evaluating the merits and risks relating to the

Investor's investment in the Investor Securities and making an investment decision with respect to the Company;

         (d) The Investor has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the investment in the Investor Securities;

         (e) The Investor has such knowledge and experience in financial or business matters that it can, and it has, adequately analyzed the risks of an investment in the Investor Securities and it has determined the Investor Securities are a suitable investment for the Investor and that the Investor is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in the Company; and

         (f) The Investor is aware that there are substantial risks incident to an investment in the Investor Securities.

         2.3. Corporate Authority. LMC has and prior to the Closing the Investor will have all requisite corporate power and authority and has or will have taken all corporate and other action necessary in order to execute, deliver and perform its obligations under the applicable of this Agreement, the Lock-up, Registration Rights and Exchange Agreement and the Voting Agreement (collectively, the "Equity Documents") to which it is or will be a party. This Agreement is and, upon the execution and delivery in accordance with the terms of this Agreement, the Lock-up, Registration Rights and Exchange Agreement and the Voting Agreement will be, valid and binding agreements of the applicable of LMC or of the Investor enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         Section 3. Representations, Warranties and Acknowledgments of the Company. The Company hereby represents, warrants and acknowledges to LMC and the Investor on the date hereof and as of the Closing Date as follows:

         3.1. Organization, Good Standing and Qualification. (a) Each of the Company and each of its "significant subsidiaries" (each an "IDT Subsidiary") within the meaning of Rule 1-02(w) of Regulation S-X promulgated by the SEC, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. Each of the Company and each IDT Subsidiary is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, lease or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, when taken together with all other such failures, is not reasonably likely to have a Company Material Adverse Effect (as defined below).

         As used in this Agreement, the term "Company Material Adverse Effect" means a material adverse effect on the financial condition, properties, assets, business or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any change that affects companies in the telecommunications, Internet or Internet telephony industries generally, shall not be considered when determining if a Company Material Adverse Effect has occurred.

         (b) All of the outstanding shares of capital stock of each IDT Subsidiary beneficially owned by the Company have been validly issued and are fully paid and nonassessable and are so owned free and clear of any mortgage, pledge, lien, security interest, claim, restriction, charge or encumbrance of any kind ("Lien").

         (c) The Company has delivered to LMC true and complete copies of the Restated Certificate of Incorporation, as amended to date, and By-laws, as in effect on the date hereof, of the Company and the equivalent governing instruments of each of its subsidiaries any of the equity or debt securities of which are publicly owned.

         3.2. Corporate Authority. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Lock-up, Registration Rights and Exchange Agreement and to consummate the transactions contemplated hereby. The Company has duly executed and delivered this Agreement, and at the Closing, the Company will have duly executed and delivered the Lock-up, Registration Rights and Exchange Agreement. This Agreement is and, upon the execution and delivery in accordance with the terms of this Agreement, the Lock-up, Registration Rights and Exchange Agreement will be, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         3.3. Capital Structure. (a) The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock, $0.01 par value, of which 24,231,999 shares were outstanding as of the close of business on the date hereof, 35,000,000 shares of Class A Common Stock, $0.01 par value ("Class A Stock"), of which 10,019,692 shares were outstanding as of the close of business on the date hereof, and 10,000,000 shares of Preferred Stock, $0.01 par value, of which no shares are outstanding as of the close of business on the date hereof. All of the outstanding shares of Common Stock and Class A Stock have been duly authorized and are validly issued, fully paid and nonassessable. The Investor Securities have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights or made in violation of any Applicable Law. The term "Applicable Law" for purposes of this Agreement means (a) any foreign, United States Federal, state or local law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Entity (as defined in Section 5(d)) and (b) any rule or listing requirement of any applicable national stock exchange or association or listing requirement of any national stock exchange or association or SEC recognized trading market on which securities issued by the Company or any of the IDT Subsidiaries are listed or quoted.

         (b) Except as set forth on Schedule 3.3, as of the date of this Agreement, there are (i) no outstanding options, warrants, agreements, conversion rights, exchange rights, preemptive rights or other rights (whether contingent or not) to subscribe for, purchase or acquire any issued or unissued shares of capital stock of the Company or any non public IDT Subsidiary, (ii) no authorized or outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company or any non public IDT Subsidiary, (iii) no rights, contracts, commitments or arrangements (contingent or otherwise) obligating the Company or any IDT Subsidiary to either
(A) redeem, purchase or otherwise acquire, or offer to purchase, redeem, or otherwise acquire, any outstanding shares of, or any outstanding warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of the Company, or (B) pay any dividend or make any distribution in respect of any shares of, or any outstanding securities that are convertible or exchangeable for any shares of, capital stock of the Company, (iv) no agreements or arrangements under which the Company or any non public IDT Subsidiary is obligated to register the sale of any of its securities under the Act (except as provided hereunder) and (v) no restrictions upon, or Contracts (as defined in
Section 5(e)) or understandings of the Company or any subsidiary of the Company, or, to the knowledge of the Company, Contracts or understandings of any other person, with respect to, the voting or transfer of any shares of capital stock of the Company or any non public IDT Subsidiary. Except as set forth on Schedule 3.3, there are no securities or instruments containing antidilution or similar provisions that will be triggered by the consummation of the transactions contemplated by the Equity Documents (collectively, the "Transactions"). Except as set forth on Schedule 3.3, no party has any right of first refusal, right of first offer, right of co-sale or other similar right regarding the Company's securities. Except as set forth on Schedule 3.3, there are no provisions of the Restated Certificate of Incorporation, as amended, or the By-laws of the Company, no agreements to which the Company is a party and no agreements by which the Company or any IDT Subsidiary are bound, that would (a) require the vote of the holders of more than a majority of the voting power of the shares of the Company's issued and outstanding Common Stock and Class A Stock, voting together as a single class, to take or prevent any corporate action, other than those matters requiring a class vote under the General Corporation Law of the State of Delaware (the "DGCL"), or (b) entitle any party to nominate or elect any director of the Company or require any of the Company's stockholders to vote for any such nominee or other person as a director of the Company. As used in this Agreement, the term "person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

         3.4. No Violation; Consents. (a) Subject to the filing and consents referred to in Section 3.4(b), the execution, delivery and performance by the Company of each of the applicable Equity Documents and the consummation by the Company of the Transactions do not and will not contravene any Applicable Law, except for any such contravention that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The execution, delivery and performance by the Company of each of the applicable Equity Documents and the consummation of the Transactions (i) will not (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which the Company or any IDT Subsidiary is a party or by which the Company or any IDT Subsidiary is bound or to which any of their respective assets is subject, or (B) result in the creation or imposition of any Lien upon any of the assets of the Company or any IDT Subsidiary, except for any such violations, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and (ii) will not conflict with or violate any provision of the Restated Certificate of Incorporation or Bylaws of the Company currently in effect or in effect as of the Closing.

         (b) Except for (i) the filings by the Company, if any, required by the HSR Act (as defined in Section 5(i)), (ii) applicable filings, if any, required by applicable federal and state securities laws, and (iii) applicable filings, if any, required by the Federal Communication Commission and state public utility commissions which, in each case referred to in clauses (i) - (iii), shall be made (or are not required to be made) on or prior to the Closing Date, and except as contemplated by the Lock-up, Registration Rights and Exchange Agreement, no consent, authorization or order of, or filing or registration with, any Governmental Entity or other Person is required to be obtained or made by the Company or the IDT Subsidiaries for the execution and delivery of the Equity Documents or the consummation by the Company of the Transactions except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or a material adverse effect on the ability of the Company to consummate the Transactions.

         3.5. Company Reports; Financial Statements. (a) The Company has filed all reports, registration statements and other filings, together with any amendments or supplements required to be made with respect thereto, that it has been required to file with the SEC under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the respective dates of their filing with the SEC, the Company Reports complied in all material respects with the applicable provisions of the Act and the 1934 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

All reports, registration statements and other filings filed by the Company with the SEC since June 30, 1998 (including exhibits and any amendments thereto and documents incorporated by reference therein) are referred to in this Agreement as the "Company Reports".

         (b) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or will fairly present, the consolidated financial position of the Company and its subsidiaries as of the date of such balance sheet and each of the consolidated statements of income, changes in stockholders' equity, and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or will fairly present, the results of operations, cash flows, and changes in stockholders' equity, as the case may be, of the Company and its subsidiaries for the periods set forth in such statements (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), and in each case has been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein, and in compliance in all material respects with the rules and regulations of the SEC.

         3.6. Absence of Certain Changes. Except as disclosed in the Company Reports filed and publicly available prior to the date hereof, since October 31, 1999 there has not been any event or occurrence or any change in the financial condition, properties, business or results of operations of the Company that has had or could reasonably be expected to have a Company Material Adverse Effect.

         3.7. Compliance with Laws. Except as set forth in the Company Reports filed and publicly available prior to the date hereof, the business of the Company has not been, and is not being, conducted in violation of any Federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity, except for violations or possible violations that, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or prevent or materially burden or materially impair the ability of the Company to consummate the Transactions. Except as set forth in the Company Reports filed and publicly available prior to the date hereof, no investigation or review by any Governmental Entity with respect to the Company or the IDT Subsidiaries is pending or, to the knowledge of the executive officers of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent or materially burden or materially impair the ability of the Company to consummate the Transactions.

         3.8. Private Offering. Based, in part, on LMC's and Investor's representations in Section 2, the offer and sale of the Investor Securities is exempt from the registration and prospectus delivery requirements of the Act. Neither the Company, nor anyone acting on behalf of it, has offered or sold or will offer or sell any securities, or has taken or will take any other action (including, without limitation, any offering of any securities of the Company under circumstances that would require, under the Act, the integration of such offering with the offering and sale of the Investor Securities), that would subject the issuance of the Investor Securities to the registration provisions of the Act.

         3.9. Litigation. Except as disclosed in the Company Reports filed and publicly available prior to the date hereof, there are not any (a) outstanding judgments against or affecting the Company or any of the IDT Subsidiaries, or
(b) proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the IDT Subsidiaries that (i) in any manner challenge or seek to prevent, enjoin, alter or materially delay the Transactions or (ii) if resolved adversely to the Company or any IDT Subsidiary, would have, individually or in the aggregate, a Company Material Adverse Effect.

         3.10. Permits and Licenses. The Company and the IDT Subsidiaries have obtained all governmental permits, licenses, franchises and authorizations required for the Company and its subsidiaries to conduct their respective businesses as currently conducted, except for those the failure of which to be obtained would not have a Material Adverse Effect.

         3.11. Intellectual Property, etc. The Company and the IDT Subsidiaries have taken all reasonable efforts to ensure that they have, and have no reason to believe that they do not have, all right, title and interest in, or a valid and binding license to use, all Company Intellectual Property (as defined below). The Company and the IDT Subsidiaries (i) have not defaulted in any material respect under any license to use any Company Intellectual Property,
(ii) are not the subject of any proceeding or litigation for infringement of any third party intellectual property, except for the proceedings disclosed in the Company Reports filed and publicly available prior to the date hereof, which proceedings the Company believes are without merit, (iii) have no knowledge of circumstances that would be reasonably expected to give rise to any such proceeding or litigation and (iv) have no knowledge of circumstances that are causing or would be reasonably expected to cause the loss or impairment of any Company Intellectual Property, other than a default, proceeding, litigation, loss or impairment that is not having or would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and the IDT Subsidiaries have from time to time received correspondence from third parties asserting intellectual property rights purportedly owned by said third parties and allegedly violated by the Company or any of the IDT Subsidiaries and have also received correspondence asserting that a license may be necessary to avoid alleged violation of third party rights, none of which assertions or allegations has had or would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         For purposes of this Agreement, "Company Intellectual Property" means patents and patent rights, trademarks and trademark rights, tradenames and tradename rights, service marks and service mark rights, copyrights and copyright rights, trade secret and trade secret rights, and other intellectual property rights, and all pending applications for and registrations of any of the foregoing that are used in the conduct of the business of the Company or the IDT Subsidiaries as presently conducted.

         3.12. Business Combination Statutes. None of LMC, the Investor or any of their respective "affiliates" and "associates" (as those terms are defined in Section 203 of the DGCL or any comparable business combination statute of any applicable jurisdiction) shall as a result of the execution of this Agreement or consummation of the Transactions, be subject to any of the restrictions of
Section 203 of the DGCL or any similar provisions of Applicable Law with respect to the Company or any of the Company's direct or indirect subsidiaries any of the shares of which are publicly traded.

         3.13. British Telecommunications. As of the date hereof, the Company and its subsidiaries do not, directly or indirectly, beneficially own (within the meaning of Rule 13d-3 promulgated under the 1934 Act) any shares of any class of capital stock of British Telecommunications plc, a company organized under the laws of England and Wales ("BT"), or any of its Subsidiaries, or any direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) any shares of any class of capital stock of BT or any of its subsidiaries.

         Section 4. Covenants.
                    ---------

         4.1. Operation of Business. (a) From the date hereof until the Closing date, the Company shall, and shall cause each of the IDT Subsidiaries to:

              (i) operate its business in all material respects in the ordinary course and in compliance with Applicable Laws;

              (ii) not amend the Restated Certificate of Incorporation or Bylaws of the Company, reclassify the Company's capital stock or declare, pay or make any dividend or other distribution on its capital stock other than (i) reclassifications of the Company's then outstanding capital stock into Class B Common Stock or (ii) dividends or other distributions on the Company's then outstanding capital stock payable in the form of Class B Common Stock;

              (iii) not take any action, or knowingly omit to take any action, that would, or that would reasonably be expected to, result in (A) any of the representations and warranties of the Company set forth in Section 3 (other than those representations and warranties in Section 3.3 that speak as of the date of this Agreement) becoming untrue or (B) any of the conditions to the obligations of the Investor not being satisfied; or

              (iv) enter into any agreement or commitment to do any of the foregoing.

         (b) Without the consent of LMC, neither the Company nor any of its subsidiaries will voluntarily acquire or agree to acquire (through purchase, exchange, conversion or otherwise) beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of any shares of any class of capital stock of BT or its Subsidiaries or any direct or indirect rights or options to so acquire any shares of any class of capital stock of BT or any of its subsidiaries.

         4.2. Investor Director. For so long as members of the Liberty Group (as defined below) in the aggregate own any combination of shares of Common Stock and Class B Common Stock that, taken together, equal by number at least 50% of the number of Investor Securities or, following the exchange thereof for Class B Common Stock, 50% of the number of shares of Class B Common Stock issued in exchange for the Investor Securities (in each case as appropriately adjusted to reflect the effect of stock splits, stock dividends, reverse stock splits and other similar events affecting the Common Stock or the Class B Common Stock), the Investor shall be entitled to designate one member of the Company's Board of Directors (the "Investor Director"). In the event the Investor is entitled under this Section 4.2 to designate an Investor Director, the Investor shall so notify the Company in writing and the Company shall (a) increase the size of the Board of Directors by one and fill the vacancy created thereby by electing an Investor Director and (b) in connection with the meeting of stockholders of the Company next following such election, nominate an Investor Director for election as a director by the stockholders and use its commercially reasonable efforts to cause the Investor Director to be so elected. If the Investor is entitled under this Section 4.2 to designate an Investor Director and a vacancy shall exist in the office of the Investor Director, the Investor shall be entitled to designate a successor and the Board of Directors shall elect such successor and, in connection with the meeting of stockholders of the Company next following such election, nominate such successor for election as director by the stockholders and use its commercially reasonable efforts to cause the successor to be elected.

         As used in this Agreement, "Liberty Group" means Liberty and its Affiliates. "Liberty" means LMC, provided that if substantially all of the assets of LMC are at any time hereafter contributed to Liberty Media Group LLC, a Delaware limited liability company, then from and after such contribution, Liberty shall mean Liberty Media Group LLC. "Affiliate" has the meaning ascribed to such term in Section 9.4.

         4.3. Access to Books and Records. The Company shall afford to Investor, its counsel and representatives full access upon reasonable notice during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all its properties, books, Contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall, upon request, furnish promptly to Investors (i) a copy of each report, schedule and other document filed or received by it pursuant to the requirements of Federal or state securities laws and (ii) all other information concerning its business, properties and personnel as Investor may reasonably request, provided that no investigation or receipt of information pursuant to this Section 4.3 shall affect any representation or warranty of the Company or the conditions to the obligations of the Investor.

         4.4. Compliance with Conditions; Commercially Reasonable Efforts. (a) The Company shall use all commercially reasonable efforts to cause all of the obligations imposed upon it in this Agreement to be duly complied with, and to cause the conditions precedent to the obligations of Investor to be satisfied. Upon the terms and subject to the conditions of this Agreement, the Company will use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with Applicable Law to consummate and make effective in the most expeditious manner practicable the Transactions in accordance with the terms of this Agreement. Nothing set forth in this Section 4.4 shall impose any obligations with respect to any filing or approval under the HSR Act, which requirements are the subject of Section 4.5.

         (b) LMC shall use all commercially reasonable efforts to cause all of the obligations imposed upon it in this Agreement to be duly complied with, and to cause the conditions precedent to the obligations of the Company to be satisfied. Upon the terms and subject to the conditions of this Agreement, LMC will use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with Applicable Law to consummate and make effective in the most expeditious manner practicable the Transactions in accordance with the terms of this Agreement. Nothing herein shall be construed to require LMC or any of its Affiliates to divest or otherwise rearrange the composition of any assets or agree to any conditions or requirements which are, or are reasonably likely to be, materially adverse or burdensome to LMC or its Affiliates, as applicable. Nothing set forth in this Section 4.4 shall impose any obligations with respect to any filing or approval under the HSR Act, which requirements are the subject of Section 4.5.

         4.5. HSR Act Notification. (a) To the extent required by the HSR Act (as defined in Section 5(i)), the Company shall, to the extent it has not already done so, (i) use all commercially reasonable efforts to file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement, with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, all reports and other documents required to be filed by it under the HSR Act concerning the Transactions and (ii) use all commercially reasonable efforts to promptly comply with or cause to be complied with any requests by the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice for additional information concerning such Transactions, in each case so that the waiting period applicable to this Agreement and the Transactions under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. The Company agrees to request, and to cooperate with the Investor in requesting, early termination of any applicable waiting period under the HSR Act.

         (b) To the extent required by the HSR Act, LMC shall, if it has not already done so, (i) use all commercially reasonable efforts to file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement, with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, all reports and other documents required to be filed by it under the HSR Act concerning the transactions contemplated hereby and (ii) use all commercially reasonable efforts to promptly comply with or cause to be complied with any requests by the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice for additional information concerning such transactions in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. LMC agrees to request, and to cooperate with the Company in requesting, early termination of any applicable waiting period under the HSR Act.

         4.6. Consents and Approvals. (a) The Company (i) shall use all commercially reasonable efforts to obtain all necessary consents, waivers, authorizations and approvals of all Governmental Entities and of all other persons required in connection with the execution, delivery and performance by the Company of the Equity Documents or the consummation of the Transactions and
(ii) shall diligently assist and cooperate with the Investor in preparing and filing all documents required to be submitted by the Investor to any Governmental Entity in connection with the Transactions (which assistance and cooperation shall include, without limitation, timely furnishing, upon written requests, to the Investor all information concerning the Company and the subsidiaries that counsel to the Investor reasonably determines is required to be included in such documents or would be helpful in obtaining any such required consent, waiver, authorization or approval). Nothing herein shall be construed to require the Company or any of its Affiliates to divest or otherwise rearrange the composition of any assets or agree to any conditions or requirements which are, or are reasonably likely to be, materially adverse or burdensome to the Company or its Affiliates as applicable.

         (b) LMC (i) shall use all commercially reasonable efforts to obtain all necessary consents, waivers, authorizations and approvals of all Governmental Entities other than as expressly set forth in Section 4.5(b) regarding the HSR Act, and of all other persons required in connection with the execution, delivery and performance by LMC of this Agreement or the consummation of the Transactions and (ii) shall diligently assist and cooperate with the Company in preparing and filing all documents required to be submitted by the Company to any Governmental Entity in connection with such Transactions (which assistance and cooperation shall include, without limitation, timely furnishing to the Company all information concerning LMC that counsel to the Company reasonably determines is required to be included in such documents or would be helpful in obtaining any such required consent, waiver, authorization or approval). Nothing herein shall be construed to require LMC or any of its Affiliates to divest or otherwise rearrange the composition of any assets or agree to any conditions or requirements which are, or are reasonably likely to be, materially adverse or burdensome to LMC or its Affiliates, as applicable.

         4.7. Use of Proceeds. The Company shall use the Purchase Price for payment of expenses incurred in connection with the Transactions, capital expenditures (including acquisitions), repayment of indebtedness and such other general corporate purposes as the Board of Directors of the Company shall determine.

         4.8. Listing of Shares. The Company shall use all commercially reasonable efforts to cause the Investor Securities to be listed or otherwise eligible for trading on the Nasdaq National Market System.

         4.9. Confidentiality. Unless otherwise agreed to in writing by the Company, LMC will, and will cause its affiliates, directors, officers, employees and agents (such affiliates and other persons being collectively referred to as LMC's "Representatives") to, (i) keep all Confidential Information of the Company confidential and not disclose or reveal any such Confidential Information to any person other than those Representatives who are participating in effecting the transactions contemplated hereby or who otherwise need to know such Confidential Information, (ii) use such Confidential Information only in connection with consummating the transactions contemplated hereby and enforcing LMC's and Investor's rights hereunder, and (iii) not use Confidential Information in any manner detrimental to the Company. In the event that LMC is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information of the Company, LMC will provide the Company with prompt notice of such request(s) so that the Company may seek an appropriate protective order. LMC's obligations hereunder with respect to Confidential Information that (i) is disclosed to a third party with the Company's written approval, (ii) is required to be produced under order of a court of competent jurisdiction or other similar requirements of a governmental agency, or (iii) is required to be disclosed by applicable law or regulation, will, subject in the case of clauses (ii) and (iii) above to LMC's compliance with the preceding sentence, cease to the extent of the disclosure so consented to or required, except to the extent otherwise provided by the terms of such consent or covered by a protective order. If LMC uses a degree of care to prevent disclosure of the Confidential Information that is at least as great as the care it normally takes to preserve its own information of a similar nature, it will not be liable for any disclosure that occurs despite the exercise of that degree of care, and in no event will LMC be liable for any indirect, punitive, special or consequential damages unless such disclosure resulted from its willful misconduct or gross negligence in which event it will be liable in damages for the Company's lost profits resulting directly and solely from such disclosure. In the event this Agreement is terminated, LMC will, if so requested by the Company, promptly return or destroy all of the Confidential Information of the Company, including all copies, reproductions, summaries, analyses or extracts thereof or based thereon in the possession of LMC or its Representatives; provided, however, that LMC will not be required to return or cause to be returned summaries, analyses or extracts prepared by it or its Representatives, but will destroy (or cause to be destroyed) the same upon request of the Company. The confidentiality obligations of LMC contained in this Section 4.9 shall survive until the third anniversary of the date of this Agreement.

         For purposes of this Section 4.9, "Confidential Information" of the Company means all confidential and proprietary information about the Company and its subsidiaries that is furnished by it or its agents or representatives to LMC or its Representatives, regardless of the manner in which it is furnished. "Confidential Information" does not include, however, information which (a) has been or in the future is published or is now or in the future is otherwise in the public domain through no fault of LMC or its Representatives, (b) was available to LMC or its Representatives on a non-confidential basis prior to its disclosure by the disclosing party, (c) becomes available to LMC or its Representatives on a non-confidential basis from a person other than the Company or its representatives or agents who is not otherwise bound by a confidentiality agreement with the Company or its representatives or agents, or is not otherwise prohibited from transmitting the information to LMC or its Representatives, or
(d) is independently developed by the Company or its Representatives through persons who have not had, either directly or indirectly, access to or knowledge of such information.

         Section 5. Conditions to Obligations of the Investor. The obligation of LMC to pay or cause the Investor to pay the Purchase Price for the Investor Securities to the Company against delivery of the share certificate(s) therefor at the Closing is absolute, subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Investor:

         (a) Representations and Warranties. The representations and warranties of the Company set forth in Section 3 hereof shall (i) have been true and correct when made and (ii) (except with respect to representations and warranties made in Section 3.3 that speak as of the date of this Agreement) shall be (A) in the case of representations and warranties that are qualified as to materiality or Company Material Adverse Effect, true and correct and (B) in all other cases, true and correct in all material respects, in the case of clauses (A) and (B), as of the Closing date with the same force and effect as though made on and as of the Closing date.

         (b) Covenants. The Company shall have performed in all material respects all of its obligations and agreements and complied in all material respects with all of its covenants contained in this Agreement to be performed and complied with at or prior to the Closing date.

         (c) Authorized Securities. The issuance of the Investor Securities shall have been duly authorized, and upon payment of the Purchase Price by the Investor and delivery of the Investor Securities by the Company, the Investor Securities shall be validly issued, fully paid and nonassessable and the issuance thereof shall not be subject to any preemptive rights.

         (d) Governmental Filings. All notices, reports and other filings required to be made by the Company with, and consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, agency, commission, body or other governmental entity or court ("Governmental Entity"), in connection with the execution, delivery and performance of this Agreement and the Lock-up, Registration Rights and Exchange Agreement by the Company and the issuance and sale of the Investor Securities by the Company hereunder have been made or obtained, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

         (e) No Violation. The execution, delivery and performance of this Agreement and the Lock-up, Registration Rights and Exchange Agreement by the Company and the issuance and sale of the Investor Securities by the Company hereunder do not and will not constitute or result in (i) a breach or violation of, or a default under, the Restated Certificate of Incorporation or By-laws of the Company, (ii) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a Lien on the assets of the Company (with or without notice, lapse of time or both) pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon the Company or any law or governmental or non-governmental permit or license to which the Company is subject or (iii) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Company to consummate the Transactions. No provision of any Applicable Law, injunction, order or decree of any Governmental Entity shall be in effect which has the effect of making the Transactions illegal or shall otherwise restrain or prohibit the consummation of the Transactions.

         (f) Certificate. The Investor shall have received (i) a certificate, dated as of the Closing Date, executed by an executive officer of the Company and stating that, to the best knowledge of such executive officer, the conditions set forth in clauses (a), (b), (c), (d) and (e) above have been satisfied, (ii) a certificate of the secretary of the Company covering such matters as are customarily covered by such certificates, and (iii) a long form good standing certificate for the Company from the Delaware Secretary of State.

         (g) Opinion of Counsel to the Company. Investor shall have received an opinion of (x) Sullivan & Cromwell, counsel to the Company with respect to the valid existence of the Company and due authorization and valid issuance of the Investor Securities, and of (y) Joyce J. Mason, general counsel of the Company, with respect to the matters set forth in Exhibit C, in each case addressed to the Investor, dated the date of the Closing and in form and substance reasonably satisfactory to the Investor.

         (h) Lock-up, Registration Rights and Exchange Agreement. The Lock-up, Registration Rights and Exchange Agreement shall have been duly executed and delivered by the Company.

         (i) HSR Act. All applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act") with respect to the Transactions shall have expired or been terminated and no litigation arising therefrom shall have been commenced and remain outstanding.

         (j) No Adverse Change. There shall not have occurred any event, circumstance, condition, fact, effect or other matter which has had or could reasonably be expected to have a material adverse effect (x) on the business, assets, financial condition, or results of operations of the Company and its subsidiaries taken as a whole or (y) on the ability of the Company and its subsidiaries to perform on a timely basis any material obligation under this Agreement or the other Equity Documents or to consummate the Transactions contemplated hereby.

         Section 6. Conditions to Obligations of the Company. The obligation of the Company to deliver the Investor Securities to the Investor at the Closing against payment of the Purchase Price is absolute, subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Company:

         (a) Representations and Warranties. The representations and warranties of the Investor set forth in Section 2 hereof shall have been true and correct in all material respects as of the date of this Agreement (or as of such other earlier date or dates as of which any such representation and warranty may be expressly made).

         (b) Governmental Filings. All notices, reports and other filings required to be made by the Investor with, and consents, registrations, approvals, permits or authorizations required to be obtained by the Investor from a Governmental Entity, in connection with the execution and delivery of this Agreement, the Lock-up, Registration Rights and Exchange Agreement and the Voting Agreement by the Investor have been made or obtained.

         (c) No Violation. The execution, delivery and performance of this Agreement, the Lock-up, Registration Rights and Exchange Agreement and the Voting Agreement by the Investor do not and will not constitute or result in (i) a breach or violation of, or a default under, the certificate of incorporation or by-laws of the Investor, (ii) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a Lien on the assets of the Investor (with or without notice, lapse of time or both) pursuant to any Contracts binding upon the Investor or any law or governmental or non-governmental permit or license to which the Investor is subject or (iii) any change in the rights or obligations of any party under any of such Contracts, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Investor to consummate the Transactions. No provision of any Applicable Law, injunction, order or decree of any Governmental Entity shall be in effect which has the effect of making the Transactions illegal or shall otherwise restrain or prohibit the consummation of the Transactions.

         (d) Certificate. The Company shall have received a certificate, dated as of the Closing Date, executed by an executive officer of the Investor and stating that, to the best knowledge of such executive officer, the conditions set forth in clauses (a), (b) and (c) above have been satisfied.

         (e) Lock-up, Registration Rights and Exchange Agreement. The Lock-up, Registration Rights and Exchange Agreement has been executed and delivered by the Investor.

         (f) Voting Agreement. The Voting Agreement has been executed and delivered by the Investor.

         Section 7. Transfer Limitations: 1933 Act Legend.
                    -------------------------------------

         (a) Unless sold pursuant to an effective registration statement, each certificate representing Securities shall bear a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT OR, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED AND ARE SUBJECT TO TRANSFER RESTRICTIONS AS SET FORTH IN A LOCK-UP, REGISTRATION RIGHTS AND EXCHANGE AGREEMENT, DATED _________ , 2000, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY."

         (b) The foregoing legend shall be removed from the certificates representing any shares of Common Stock, at the request of the holder thereof, at such time as (i) they are sold pursuant to an effective registration statement, (ii) they become eligible for resale pursuant to Rule 144(k) or another provision of Rule 144 of the Act pursuant to which all or a portion of Securities could be sold in a single transaction, or (iii) an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the proposed transfer is exempt from the Act; provided that in the case of clauses
(ii) and (iii) the holder is permitted to transfer the Securities pursuant to the Lock-up, Registration Rights and Exchange Agreement. The portion of the legend referring to the Lock-up,

Registration Rights and Exchange Agreement shall be eliminated at such time as
Section 2.9 of that agreement ceases to be applicable.

         Section 8. Indemnification.
                    ---------------

         8.1. Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless the Investor, together with its officers, directors, partners, shareholders, employees, trustees, affiliates (within the meaning of Rule 405 of the SEC under the Act), beneficial owners, attorneys and representatives, from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company or a third party claim) (collectively, "Investor Losses") up to the amount equal to the Purchase Price arising out of or resulting from:

         (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement or in any writing delivered pursuant to this Agreement; or

         (ii) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement;

provided that the indemnity agreement contained in this 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         8.2. Investor Indemnification. The Investor covenants and agrees to defend, indemnify and save and hold harmless the Company, together with its officers, directors, partners, shareholders, employees, trustees, affiliates (within the meaning of Rule 405 of the SEC under the Act), attorneys and representatives, from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Investor or a third party claim) (collectively, "Company Losses"), up to the amount equal to the Purchase Price arising out of or resulting from:

         (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Investor in this Agreement or in any writing delivered pursuant to this Agreement; or

         (ii) the failure of the Investor to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement.

         8.3. Procedure. Each party entitled to be indemnified pursuant to
Section 8.1 and 8.2 (each, an "Indemnified Party") shall notify the other party in writing of any action against such Indemnified Party in respect of which the other party is or may be obligated to provide indemnification on account of
Section 8.1 or 8.2, promptly after the receipt of notice. The omission of any Indemnified Party so to notify the other party of any such action shall not relieve such other party from any liability which it may have to such Indemnified Party except to the extent the other party shall have been materially prejudiced by the omission of such Indemnified Party so to notify it, pursuant to this Section 8.3. In case any such action shall be brought against any Indemnified Party and it shall notify the other party of the commencement thereof, the other party shall be entitled to participate therein and, to the extent that such other party may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from it to such Indemnified Party of its election so to assume the defense thereof, the other party will not be liable to such Indemnified Party under Section 8.1 or 8.2 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the other party; provided, however, that (i) if the other party shall elect not to assume the defense of such claim or action or (ii) if the Indemnified Party reasonably determines (x) that there may be a conflict between the positions of the other party and of the Indemnified Party in defending such claim or action or (y) that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the other party, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the other party shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with the defense.

         8.4. Indemnification Non-Exclusive. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

         Section 9. Miscellaneous.
                    -------------

         9.1. Survival of Representations and Warranties. The representations and warranties set forth in Sections 2 and 3 hereof shall survive until the eighteen month anniversary of the Closing, except that the third sentence of
Section 3.3(a) shall survive indefinitely.

         9.2. Termination. (a) This Agreement may be terminated (i) at any time prior to the Closing date by mutual written agreement of the Company and LMC,
(ii) if the Closing shall not have occurred on or prior to June 30, 2000 (the "Outside Date"), by either the Company or LMC at any time after the Outside Date, provided that if a necessary regulatory approval is pending or the waiting period under the HSR Act has not expired by June 30, 2000, then the Outside Date shall be extended until such approval is obtained or waiting period has expired, but not beyond December 31, 2000, and provided, further, that the right to terminate this Agreement under this clause
(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement was the cause of or resulted in the failure of the Closing to occur on or before such date, or (iii) if any Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, by either the Company or LMC. Any party desiring to terminate this Agreement shall promptly give notice of such termination to the other party.

         (b) If this Agreement is terminated, as permitted by Section 9.2(a), such termination shall be without liability of any party (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that if such termination shall result from the willful (i) failure of any party to fulfill a condition to the performance of the obligations of the other party, (ii) failure to perform a covenant made by it in this Agreement or (iii) breach by any party hereto of any of its representations or warranties contained herein, such failing or breaching party shall be fully liable for any and all losses (excluding consequential damages) incurred or suffered by the other party as a result of such failure or breach, subject to the express limitations of Section
8. The provisions of Sections 8 and 9 shall survive any termination hereof.

         9.3. Certain Limitations. The indemnification obligations of the parties hereto with respect to claims asserted for any breach of a representation and warranty set forth in Section 2 or 3 prior to expiration of the survival period applicable to such representation or warranty shall survive until such claims are finally adjudicated or otherwise resolved.

         9.4. Successors and Assigns. This Agreement may not be assigned by the Investor or the Company without the prior written consent of the other party hereto and the attempted or purported assignment shall be void; provided, however, that the Investor may, without written consent of the Company, assign its rights and obligations hereunder to any of its Affiliates (provided that no such assignment shall relieve the Investor of its responsibility for the performance of the obligations hereunder and any such assignment shall be valid only for the time and to the extent the assignee remains an Affiliate of the Investor). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         As used in this Agreement, the term "Affiliates" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with the first such person or entity.

         9.5. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Each of the Company and the Investor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         9.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         9.7. Captions and Headings. The captions and headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         9.8. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or one business day after deposit with an internationally recognized courier service, delivery fees prepaid, or three business days after the deposit with the U.S. mail, return receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt:

         If to the Company, to it at:

         520 Broad Street
         Newark, New Jersey 07102
         Attn: Hal Brecher
         Fax:  (201) 928-2885

         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attn: Robert S. Risoleo
         Fax: (212) 558-1600

         If to the Investor, to it at:

         9197 South Peoria Street

         Englewood, Colorado 80112
         Attn:  Robert R. Bennett
         Telephone:  (720) 875-5400
         Fax:  (720) 875-5434

         with  copies to:

         Liberty Media Corporation
         9197 South Peoria Street
         Englewood, Colorado 80112
         Attn: Legal Department
         Telephone:  (720) 875-5400
         Fax:  (720) 875-5382

         and

         Baker Botts, L.L.P.
         599 Lexington Avenue
         New York, New York  10022
         Attn:  Elizabeth M. Markowski
         Telephone:  (212) 705-5000
         Fax:  (212) 705-5125

         9.9. Amendments and Waivers. All terms of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and LMC. Any amendment or waiver effected in accordance with this Section 9.9 shall be binding upon Investor and the other parties to this Agreement.

         9.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         9.11. Entire Agreement. This Agreement (and the Exhibits hereto) and the Lock-up, Registration Rights and Exchange Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and discussions between them.

         9.12. Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         9.13. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided, however, that the Company and the Investor shall each pay one-half of the filing fees in respect of any filings pursuant to the HSR Act.

         9.14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE LOCK-UP, REGISTRATION RIGHTS AND CONVERSION RIGHTS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 9.14 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first above written.

                                            IDT CORPORATION


                                            By: /s/ HOWARD S. JONAS
                                               ------------------------------
                                               Name:  Howard S. Jonas
                                               Title: Chief Executive



                                            LIBERTY MEDIA CORPORATION


                                            By: /s/ CHARLES Y. TANABE
                                               ------------------------------
                                               Name:  Charles Y. Tanabe
                                               Title: Senior Vice President

                                    EXHIBIT A

                FORM OF LOCK-UP, REGISTRATION RIGHTS AND EXCHANGE
                                    AGREEMENT

               LOCK-UP, REGISTRATION RIGHTS AND EXCHANGE AGREEMENT

         LOCK-UP, REGISTRATION RIGHTS AND EXCHANGE AGREEMENT (this "Agreement"), dated as of _______ o, 2000, by and between IDT Corporation, a Delaware corporation (the "Company"), and o, a o corporation (the "Investor").

         WHEREAS, the Company and Liberty Media Corporation, a Delaware corporation ("LMC") have entered into a Subscription Agreement, dated as of March o, 2000 (the "Subscription Agreement"), pursuant to which LMC has agreed to purchase, or cause its designee to purchase, and the Company has agreed to sell to LMC or its designee, shares (the "Investor Securities") of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock");

         WHEREAS, Investor is LMC's designee for purposes of the Subscription Agreement; and

         WHEREAS, it is a condition to the consummation of the Subscription Agreement that the Company and Investor enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1. Definitions.  (a)  For the purposes of this Agreement:
                    -----------

                  "Act" means the Securities Act of 1933, as amended.

                  "Affiliate" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with the first such person.

                  "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company to be authorized pursuant to the Charter Amendment referred to in Section 2.13.

                  "Closing" and "Closing Date" mean the date of the Closing, as such term is defined in the Subscription Agreement.

                  "Holder" means a holder of Registrable Securities or, unless the context otherwise requires, securities convertible into or exercisable for Registrable Securities.

                  "Initially Issued Number" means the total number of Investor Securities issued to the Investor at the Closing or, if applicable, the total number of shares of Class B Common Stock issuable in exchange for all of the Investor Securities if all of the initially issued Investor Securities continued to be outstanding immediately prior to the Exchange Date, in each case, as appropriately adjusted for stock splits, stock dividends, reverse stock splits and other similar events affecting the Common Stock or the Class B Common Stock.

                  "person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

                  "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement.

                  "Registrable Securities" means the Investor Securities, or the shares of Class B Common Stock for which the Investor Securities are exchanged in accordance with Section 2.13 (collectively, the "Securities"); provided, however, that such Securities shall cease to be Registrable Securities when and to the extent that (i) such Securities have been sold pursuant to an effective registration statement under the Act, (ii) such Securities have become eligible for resale pursuant to Rule 144(k) of the Act (or any similar provision then in force) or (iii) such Securities have ceased to be outstanding.

         (b) Capitalized terms used and not otherwise defined in this Agreement have the meaning ascribed to them in the Subscription Agreement.

         Section 2. Registration Rights.
                    -------------------

         2.1. (a) Registration Upon Demand. At any time on or after the first anniversary of the Closing Date, one or more Holders that in the aggregate beneficially own at least 20% of the Registrable Securities may make a demand that the Company effect the registration of all or part of such Holders' Registrable Securities (a "Demand Registration"). Upon receipt of a valid request for a Demand Registration, the Company shall promptly, and in any event no later than 15 days after such receipt, notify all other Holders of the making of such demand and shall use its reasonable efforts to register under the Act as expeditiously as may be practicable the Registrable Securities which Holders have requested the Company to register in accordance with this Section 2.1. Notwithstanding the foregoing, the Company shall only be required to effect a registration if the number of Registrable Securities that the Company shall have been requested to register shall, in the aggregate, (i) represent at least 20% of the Initially

Issued Number or (ii) represent all of the Registrable Securities then held by all Holders. The Holders shall together have the right to two Demand Registrations pursuant to this Section 2.1(a), provided, however, that no more than one such Demand Registration may be requested in any 12 month period.

         (b) Effective Registration Statement. A registration requested pursuant to Section 2.1(a) hereof shall not be deemed to have been effected (i) if a registration statement with respect thereto has not been declared effective by the Securities and Exchange Commission ("SEC"), (ii) if after it has become effective and prior to the date ninety (90) days after the effective date, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to the fault of any of the Holders, or (iii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of a Holder to perform its obligations under such underwriting agreement.

         (c) Piggyback Registration. If the Company proposes to file a registration statement under the Act with respect to an offering of its equity securities for its own account or for the account of another person or entity (other than a registration statement on Form S-4 or S-8 (or any substitute forms that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to the Holders at the address set forth in the share register of the Company as soon as reasonably practicable (but in no event less than 7 business days before the anticipated filing date), undertaking to provide each Holder the opportunity to register on the same terms and conditions such amount of Registrable Securities as such Holder may request (a "Piggyback Registration"). Each Holder will have 5 business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration (which notice shall not be deemed to be a request for a Demand Registration). If the registration statement is filed on behalf of a person or entity other than the Company, the Company will use its reasonable best efforts to have the Registrable Securities that the Holders wish to sell included in the registration statement. If the Company or the person or entity for whose account such offering is being made shall determine in its sole discretion not to register or to delay the proposed offering, the Company may, at its election, provide written notice of such determination to the Holders and
(i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering.

         If the Registrable Securities requested to be included in the Piggyback Registration by any Holder differ from the type of securities proposed to be registered by the Company and the managing underwriter for such offering advises the Company that due to such differences the inclusion of such Registrable Securities would cause a material adverse effect on the price of the offering (a "Material Adverse Effect"), then (x) the number of such Holders' Registrable Securities to be included in the Piggyback Registration shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect or (y) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such Piggyback Registration, provided, that no other securities of such type are included and offered for the account of any other Person in such Piggyback Registration. Any partial reduction in number of Registrable Securities of any Holder to be included in the Piggyback Registration pursuant to clause (x) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested securities bears to the total number of securities requested to be included in such Piggyback Registration by all persons or entities other than the Company who have the contractual right to request that their securities be included in such registration statement and who have requested that their securities be included. If the Registrable Securities requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing underwriter advises the Company that the inclusion of such Registrable Securities would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested be registered equal to the ratio which such Holder's requested securities bears to the total number of securities requested to be included in such registration statement by all persons or entities (other than any persons or entities initiating such registration request) who have the contractual right to request that their securities be included in such registration statement and who have requested their securities be included. If the Company initiated the registration, then the Company may include all of its securities in such registration statement before any such Holder's requested securities are included. If another securityholder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Securities requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this Section 2.1(c) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement prior to its effectiveness.

         2.2. Blackout Periods for Holders. If the board of directors of the Company determines in good faith that the registration of Registrable Securities pursuant to Section

2.1(a) hereof (or the use of a registration statement or related prospectus) would be materially detrimental to the Company or its shareholders because such filing would require disclosure of material non-public information or would materially interfere with the Company's financing plans, and therefore the board of directors determines that it is in the Company's best interest to defer the filing of the registration statement, and promptly gives the Holders written notice of such determination in the form of a certificate signed by an executive officer of the Company following their request to register any Registrable Securities pursuant to Section 2.1(a), the Company shall be entitled to postpone the filing of the registration statement otherwise required to be prepared and filed by the Company pursuant to Section 2.1(a) hereof for a reasonable period of time, but not to exceed 60 days (a "Demand Blackout Period") after the date of such request, provided that the Company's exercise of its rights under this
Section 2.2 (i) shall not result in Demand Blackout Periods for more than 180 days in any 365 day period, (ii) shall not result in Demand Blackout Periods that are separated by less than 45 days and (iii) shall only be effective when and for so long as the officers and directors of the Company and other holders, if any, of registration rights with respect to the Company's securities are similarly restricted from buying or selling securities of the Company and/or exercising their registration rights, as applicable. The Company shall promptly notify each Holder of the expiration or earlier termination of any Demand Blackout Period.

         2.3. Obligations of the Company. Whenever the Company is required to effect the registration of any Registrable Securities under this Section 2, the Company shall, at its expense and as expeditiously as may be practicable:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, use reasonable efforts to keep such registration statement effective for not less than 120 days, unless all Registrable Securities included therein are earlier sold.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all of the Registrable Securities covered by such registration statement.

         (c) Use its best efforts to qualify such Registrable Securities (i) for listing on the Nasdaq National Market or listing on the New York Stock Exchange, Inc. or (ii) if neither such quotation system or exchange is available for quotation or listing, for listing on a national securities exchange selected by a majority in interest of the Holders of the Registrable Securities being registered.

         (d) Furnish to the Holders of Registrable Securities registering such securities such numbers of copies of a prospectus, including a preliminary prospectus (in the event of an underwritten offering), in conformity with the requirements of applicable law, and such other documents as each such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

         (e) Use reasonable efforts to register and qualify the securities covered by such registration statement under state blue sky laws in any U.S. jurisdictions in which such registration and qualification is reasonably requested by any Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

         (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and substance as agreed to by the Company and the managing underwriter of such offering.

         (g) Promptly notify the Holders in writing: (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the registration statement or related prospectus or any written request by the SEC for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or prospectus or any amendment or supplement thereto or the initiation of any proceedings by any person for that purpose, and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or overt threat of any proceeding for such purpose.

         (h) Notify the Holders in writing on a timely basis, at any time when a prospectus relating to such Registrable Securities is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Upon receipt of any notice of the occurrence of any event of the kind described in the preceding sentence, each Holder will cease using such prospectus until receipt by the Holders of the copies of such supplemented or amended prospectus. If so requested by the Company, each Holder will deliver to the Company any copies of such prospectus then in its possession (other than one permanent file copy). If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 2.3(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Holders such supplemented or amended prospectus.

         (i) Furnish, at the request of any Holder participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as if customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the underwriters, if any, and to the Holders participating in the registration of Registrable Securities and (ii) a "Cold Comfort" letter dated as of such date, from the independent certified public accountants to the underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the board of directors of the Company, to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in the registration of Registrable Securities.

         (j) Use reasonable efforts to cause the transfer agent to remove restrictive legends on certificates representing the securities covered by such registration statement, as the Company determines to be appropriate, upon advice of counsel.

         (k) Prepare and file with the SEC, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

         (l) Make available for inspection by any Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) such Information has been made generally available to the public, (iii) as necessary to enforce a Holder's rights under this Agreement or (iv) such Holder of Registrable Securities requiring such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions. Each Holder of Registrable Securities shall be responsible for any breach of the foregoing covenant by any Inspector retained by or on behalf of such Holder. The Holder of Registrable Securities, agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential and the Inspectors shall not disclose such Information until such action is determined.

         (m) Provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement.

         (n) Cooperate with each selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

         (o) During the period when the prospectus is required to be delivered under the Act, promptly file all documents required to be filed with the SEC pursuant to

Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

         (p) Make generally available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the SEC thereunder

         (q) Provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities.

         (r) Use its reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities pursuant to the terms contemplated hereby.

         2.4.     Furnish Information.
                  -------------------

         (a) It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of any Holder in a registration statement pursuant to this Section 2 that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, any other securities of the Company held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities held by such Holder. Any such information shall be provided to the Company within any reasonable time period requested by the Company.

         (b) Each Holder shall notify the Company, at any time when a prospectus is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in the applicable registration statement, as then in effect, in each case only with respect to information provided by such Holder, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Holder shall immediately upon the happening of any such event cease using such prospectus. Any other Holders shall cease using such prospectus immediately upon receipt of notice from the Company to that effect. If so requested by the Company, each Holder shall promptly return to the Company any copies of such prospectus in its possession (other than one permanent file copy). The Company shall promptly prepare and furnish to each such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         2.5. Expenses of Registration. The Company shall bear and pay all reasonable expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to this Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, but excluding underwriting discounts and commissions relating to the Registrable Securities. The Company also shall be required to pay and bear the reasonable legal fees of not more than one counsel for the Holders in an amount not to exceed $50,000 in connection with any registration.

         2.6. Underwriting Requirements. In connection with any underwritten offering of a Holder's Registrable Securities, the Company shall not be required under Section 2.3 to register any of such Registrable Securities in connection with such underwritten offering unless the Company consents to the underwriters selected by the Holders participating in the registration (which consent shall not be unreasonably withheld) and the Company shall be required to register Registrable Securities only in such quantity as the lead managing underwriter determines, in its good faith discretion, will not jeopardize the success of the offering by the Company. To the extent that the lead managing underwriter will not permit the registration of all of the Registrable Securities sought to be registered, in the case of a registration pursuant to Section 2.1(a), the Registrable Securities to be included shall be apportioned among the Holders on a pro rata basis (based on the number of Securities proposed to be registered by each); provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted such that all securities that are not Registrable Securities and all securities that are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. Those Registrable Securities and other securities that are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines necessary to effect the underwritten public offering. No Holder of Registrable Securities shall be entitled to participate in an underwritten offering unless such Holder enters into, and performs its obligations under, one or more underwriting agreements and any related agreements and documents (which may include an escrow agreement and/or a power of attorney with respect to the disposition of the Registrable Securities), in the form that such Holder shall agree to with the lead managing underwriter of the transaction. If any Holder disapproves of the terms of any underwriting, it may elect, prior to the execution of any underwriting agreement, to withdraw therefrom by written notice to the Company and the lead managing underwriter.

         2.7. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Act and the 1934 Act and their respective directors, officers, partners, stockholders, members, employees, agents and representatives and each person, if any, who controls such Holder within the meaning of the Act and the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, or liabilities joint or several) to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, are based upon or relate to (collectively, a "Violation")
(x) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary or final prospectus contained therein or any amendments or supplements thereto or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(z) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law in connection with the offering covered by any registration statement; and the Company will pay to each Indemnified Person any reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in strict conformity with written information furnished by a Holder expressly for use in connection with such registration or is caused by any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Act after such prospectus has been timely furnished by the Company.

         (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company within the meaning of the Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is caused by (x) any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by the Holder specifically and expressly for use in any such registration statement or prospectus but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof or (y) any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely filed by the Company. Such Holder will pay any reasonable legal or other expenses incurred by any Indemnified Person pursuant to this Section 2.8(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

         (c) Promptly after receipt by an Indemnified Person under this Section
2.8 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided that an Indemnified Person shall have the right to retain separate counsel, and the reasonable fees and expenses of such counsel shall be paid by the indemnifying party if representation of such Indemnified Person by the counsel retained by the indemnifying party would be inappropriate (in the opinion of the Indemnified Person) due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding, provided that the indemnifying party in such event shall not be responsible for the fees of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Persons that may be represented without conflict by one counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Person under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this Section 2.8.

         (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Person hereunder, agrees to contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. In no event shall a Holder's obligation to contribute pursuant to this Section 2.8(d) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

         (e) The obligations of the Company and the Holders under this Section
2.8 shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to this Section 2.

         2.9. Lock-up and Permitted Transfers. At any time prior to the first anniversary of the Closing Date, Investor shall not offer, sell, contract to sell or otherwise dispose of any of the Investor Securities or any interest therein without the written consent of the Company; provided, however, that the Investor without the Company's consent shall be permitted (a) to transfer all or part of the Investor Securities (i) to the Company, as contemplated by Section
2.12 or otherwise; (ii) to any other member of the Liberty Group (a "Permitted Transferee") provided that such member agrees with the Company to be bound hereby with the same effect as if it were named herein in lieu of the Investor; and (iii) in any transaction in which holders of Common Stock generally participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company or a tender or exchange offer for shares of the Company's capital stock; and (b) to pledge the Investor Securities to secure bona fide indebtedness, provided that the transferee in the event of foreclosure agrees with the Company to be bound hereby with the same effect as if it were named herein in lieu of the Investor. Without limiting any other remedy that may be available to the Company, failure of the Investor or any Permitted Transferee to comply with the provisions of this Section 2.9 shall result in termination of the Company's obligations under Section 2.1 of this Agreement with respect to the affected Investor Securities.

         2.10. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee of Registrable Securities (other than a competitor of the Company or any of its subsidiaries, except that neither AT&T Corp. nor any of its Affiliates shall be deemed a competitor for this purpose), provided that, in the case of a transfer prior to the first anniversary of the Closing Date, such transferee is a Permitted Transferee; and provided, further, that (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree with the Company in writing to be subject to the terms and conditions of this Agreement to the extent then applicable. No other assignment of the Investor's or any Holder's rights hereunder shall be permitted, and the attempted or purported assignment in violation of this provision shall be void.

         2.11. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Act, at all times;

         (b) File with the SEC, in a timely manner, all reports and other documents required to be filed by the Company under the Act and the 1934 Act; and

         (c) So long as a Holder owns any Registrable Securities, furnish such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144 or any similar or analogous rule promulgated under the Act, and of the 1934 Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         2.12. Exchange. (a) The Company shall use its best efforts to ensure that no later than the first anniversary of the Closing Date it shall have complied with its covenant set forth in Section 2.13 and issued, registered, qualified under applicable state securities laws, and caused to be listed or quoted on the applicable of the Nasdaq National Market or The New York Stock Exchange or such other national securities exchange or national securities association as is the then principal market on which the Common Stock is listed or quoted, an aggregate number of shares of Class B Common Stock at least equal to the number of shares of Common Stock then listed or quoted on such market ("Equivalent Float"). The date as of which the Equivalent Float is first achieved is referred to as the "Trigger Date" . The Company shall notify the Investor of the Trigger Date promptly and in any event within 2 business days after its occurrence.

         (b) The Investor Securities shall be exchanged for shares of Class B Common Stock at the Exchange Rate (as defined below) effective immediately prior to the close of business on the trading day (the "Automatic Exchange Date") immediately following the expiration of the period of 60 consecutive trading days commencing with the Trigger Date, provided that such exchange shall not be effected unless the Trigger Date occurs on or prior to the first anniversary of the Closing. At any time following the first anniversary of the Closing, but subject to the Trigger Date having occurred and not earlier than the 30th trading day following the Trigger Date, the Investor may deliver a written notice to the Company requesting it to exchange its Investor Securities for shares of Class B Common Stock at the Exchange Rate, in which event such exchange shall be effected immediately prior to the close of business on the trading day (the "Elective Exchange Date", and together with the Automatic Exchange Date if the Trigger Date occurs prior to the first anniversary of the Closing, the "Exchange Date") immediately following the expiration of the period of 30 consecutive trading days commencing with the trading day on which such notice from the Investor is given to the Company.

         (c) On the Exchange Date or as soon as possible thereafter, the Investor shall surrender the certificate or certificates for the Investor Securities, duly endorsed or assigned to the Company or in blank, at the Company's address for notices as specified in Section 3.5. The Investor Securities shall be deemed to have been exchanged immediately prior to the close of business on the Exchange Date in accordance with the foregoing provisions, and the person or persons entitled to receive the Class B Common Stock issuable upon such exchange shall be treated for all purposes as the recordholder or holders of such Class B Common Stock at such time.

         (d) As promptly as practicable on or after the Exchange Date, the Company shall issue and deliver at such office a certificate or certificates for the number of full shares of Class B Common Stock issuable upon such exchange based on the Exchange Rate, as defined below, together with a cash payment in lieu of any fraction of a share of Class B Common Stock (based on the same fraction of the price determined pursuant to clause (y) of the definition of Exchange Rate below), to the person or persons entitled to receive the same.

         The "Exchange Rate" shall be the number of shares of Class B Common Stock to be delivered in exchange for each share of Common Stock surrendered by the Investor. The Exchange Rate shall be equal to the number obtained by dividing (x) the Average Market Price per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the Exchange Date by (y) the Average Market Price per share of Class B Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the Exchange Date. "Average Market Price" of a share of Common Stock or Class B Common Stock, as applicable, means the average (rounded to the nearest 1/10,000) of the volume weighted averages (rounded to the nearest 1/10,000) of the trading prices of the applicable security on the principal market on which shares of the applicable security are then listed or quoted (whether the Nasdaq National Market, The New York Stock Exchange or another national securities exchange or association) as reported by Bloomberg Financial Markets (or such other source as the Investor and the Company shall agree) for the relevant 30 trading day period.

         (e) The Company shall not declare a dividend or make a distribution on, or reclassify, subdivide or combine, the Class B Common Stock or the Common Stock or take any other action with respect to the Class B Common Stock or the Common Stock of the kind that would typically require an adjustment to the conversion price or conversion rate of a convertible security, if the "ex" date, record date, payment date or effective date for such event would occur during the period during which the Exchange Rate is established, and will not effect repurchases of Class B Common Stock or Common Stock in the market, or announce its intention to effect repurchases of any such securities, during such period. The Investor will not effect market purchases of the Common Stock or Class B Common Stock during the period the Exchange Rate is established, provided, in the case of the period related to the Automatic Exchange Date, that it has been notified of the occurrence of the Trigger Date.

         2.13. Amendment to Restated Certificate of Incorporation. As soon as practicable after the execution of this Agreement, the Company and its Board of Directors shall:

         (a) Take all action necessary in accordance with applicable law, the Company's Restated Certificate of Incorporation and the Company's By-laws to obtain the requisite approval of the Company's stockholders for the adoption of the Certificate of Amendment to the Company's Restated Certificate of Incorporation (the "Charter Amendment"), in the form annexed hereto as Exhibit A, which shall be authorized by the Board of Directors to, among other things, establish the terms of the Class B Common Stock; and

         (b) File the Charter Amendment with the Secretary of State of the State of Delaware.

         Section 3. Miscellaneous.
                    -------------

         3.1. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Nothing contained herein shall be construed as permitting any transfer of any securities of the Company in violation of any applicable law or agreement.

         3.2. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The Investor and the Company hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Investor and the Company irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         3.3. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         3.4. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.5. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon (i) personal or facsimile delivery to the party to be notified, (ii) one business day after deposit with an internationally recognized courier service, delivery fees prepaid, or (iii) three business days after deposit with the U.S. mail, return-receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt.

         If to the Company:

         IDT Corporation
         520 Broad Street
         Newark, New Jersey 07102
         Attn: Hal Brecher
         Fax:  (201) 928-2885

         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attn: Robert S. Risoleo
         Fax: (212) 558-1600

         If to the Investor:

         o
         9197 South Peoria Street
         Englewood, Colorado
         Attn: Robert R. Bennett
         Telephone:  (720) 875-5400
         Fax:  (720) 875-5434

         with copies to:

         Liberty Media Corporation
         9197 South Peoria Street
         Englewood, Colorado 80112
         Attn: Legal Department

         Telephone:  (720) 875-5400
         Fax:  (720) 875-5382

         and

         Baker Botts, L.L.P.
         599 Lexington Avenue
         New York, New York 10022
         Attn:  Elizabeth M. Markowski
         Telephone:  (212) 705-5000
         Fax:  (212) 705-5125

         3.6. Amendments and Waivers. The provisions of Sections 2.9, 2.12 and
2.13 of this Agreement and the provisions of this sentence may be amended, and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and the Investor. The remaining provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained written consent of Holders owning in the aggregate at least 51% of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

         3.7. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.8. Entire Agreement. This Agreement (together with the agreements referenced herein) contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the matters contemplated hereby, other than those set forth herein or made hereunder.

         3.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL

DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS
SECTION 3.9 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Lock-up, Registration Rights and Exchange Agreement as of the date first above written.

                                              IDT CORPORATION


                                              By:
                                                  -----------------------------
                                                   Name:
                                                   Title:



                                              o


                                              By:
                                                  -----------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT A

            FORM OF CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE
                       OF INCORPORATION OF IDT CORPORATION


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 IDT CORPORATION

        (pursuant to Section 242 of the Delaware General Corporation Law)

         IDT Corporation, a Delaware corporation, hereby certifies as follows:

         1. The name of the corporation is IDT Corporation (hereinafter the "Corporation").

         2. The Corporation's Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on December 22, 1995 and a Restated Certificate of Incorporation was filed on February 7, 1996.

         3. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the preamble of Article Fourth thereof and replacing it with the following:

                  "FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is two hundred and forty five million (245,000,000) shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0l per share ("Common Stock"), (b) 35,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Stock"), (c) 100,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock", and collectively, such Common Stock, Class A Stock and Class B Stock are referred to herein as the "Common Shares"), and (d) 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock")."

         4. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting Sections 1(h), 2(a), 2(b), 2(c), 2(d), 2(e)(6) and 2(f) of Article Fourth and replacing them with the following:

                  "1.      Preferred Stock

                  (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payments of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, the Class A Stock, the Class B Stock or shares of stock of any other class or any other series of this class;"

                  "2.      Common Stock, Class A Stock and Class B Stock

         (a) General. Except as hereinafter expressly set forth in Section 2, and subject to the rights and preferences of the holders of Preferred Stock at any time outstanding, the Class A Stock, Class B Stock and the Common Stock, all of which are classes of common stock, shall have the same rights and privileges and shall rank equally, share ratably and be identical in respects as to all matters, including rights in liquidation.

         (b) Voting Rights. Except as otherwise provided in this Restated Certificate of Incorporation or as expressly provided by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the Common Shares have exclusive voting rights on all matters requiring a vote of the Corporation.

                           The holders of Common Stock shall be entitled to one
                  vote per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class A Stock shall be entitled to three votes per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class B Stock shall entitled to one-tenth (1/10) of a vote per share on all matters to be voted on by the stockholders of the Corporation.

                           Except as otherwise provided in this Restated
                  Certificate of Incorporation or as required by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of shares of Class A Stock, the holders of shares of Class B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (c) (1) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as it may be amended from time to time, holders of Class A Stock, holders of Class B Stock and holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of any of the Class A Stock, the Class B Stock or the Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other classes of common stock; provided, further, however, that a dividend of shares may be declared and paid in Class A Stock to holders of Class A Stock, in Class B Stock to holders of Class B Stock and in

                  Common Stock to holders of Common Stock if the number of shares paid per share to holders of Class A Stock, to holders of Class B Stock and to holders of Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Stock, Class B Stock or Common Stock, the outstanding shares of the other classes of common stock shall be subdivided, combined or reclassified proportionately in the same manner and on the same basis as the outstanding shares of Class A Stock, Class B Stock or Common Stock, as the case may be, have been subdivided, combined or reclassified.

                  (2) Consideration in Merger and Similar Transactions. The Corporation shall not be a party to a merger, consolidation, binding share exchange, recapitalization, reclassification or similar transaction (whether or not the Corporation is the surviving or resulting entity) (an "Extraordinary Transaction"), unless the per share consideration, if any, that the holders of Common Stock and Class B Stock receive in connection with such Extraordinary Transaction or are entitled to elect to receive in such Extraordinary Transaction is the same as the per share consideration that the holders of the other of such classes of common stock are entitled to receive or elect to receive in connection with the Extraordinary Transaction.

         (d)      Optional Conversion.
                  -------------------

                  (1) The shares of Common Stock and Class B Stock are not convertible into or exchangeable for shares of Class A Stock.

                  (2) Each share of Class A Stock may be converted, at any time and at the option of the holder thereof, into one fully paid and nonassessable share of Common Stock.

                  (3) Each share of Class B Stock may be converted, at any time and at the option of the Corporation, into one fully paid nonassessable share of Common Stock provided that all shares of Class B Stock are so converted."

         "(e)     Mandatory Conversion.
                  --------------------

                  (6) This Section 2(e) may not be amended without the affirmative vote of holders of the majority of the shares of the Class A Stock, the affirmative vote of holders of the majority of the shares of the Class B Stock and the affirmative vote of holders of the majority of the shares of the Common Stock, each voting separately as a class."

         "(f)     Conversion Procedures.
                  ---------------------

                  (1) Each conversion of shares pursuant to Section 2(d) hereof will be effected by the surrender of the certificate or certificates, duly endorsed, representing the shares to be converted at the principal office of the transfer agent of the Class A Stock, in the case of conversion pursuant to
Section 2(d)(2), or of the Class B Stock, in the case of conversion pursuant to
Section 2(d)(3), at any time during normal business hours, together with a written notice by the holder stating the number of shares that such holder desires to convert and the names or name in which he wishes the certificate or certificates for the Common Stock to be issued. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

                  Promptly after such surrender, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Common Stock issuable upon such conversion and a certificate representing any Class A Stock, in the case of conversion pursuant to Section 2(d)(2) which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

                  (2) The issuance of certificates upon conversion of shares pursuant to Section 2(d) hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or its treasury shares, solely for the purpose of issuance upon the conversion of the Class A Stock and the Class B Stock, such number of shares of Common Stock as may be issued upon conversion of all outstanding Class A Stock and the Class B Stock.

                  (4) Shares of the Class A Stock and Class B Stock surrendered for conversion as above provided or otherwise acquired by the Corporation shall be cancelled according to law and shall not be reissued.

                  (5) All shares of Common Stock which may be issued upon conversion of shares of Class A Stock and Class B Stock will, upon issue, be fully paid and nonassessable."

         5. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting the first sentence to Article Fifth and replacing it with the following:

                           "FIFTH: The business and affairs of the Corporation
                  shall be managed by or under the direction of a Board of Directors consisting of not less than three (3) and not more than seventeen (17) directors, the exact number of which shall be fixed from time to time by the Board of Directors."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this ___ day of _______, 2000.

                                             IDT CORPORATION


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT B

                            FORM OF VOTING AGREEMENT


                                VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as of ______ o, 2000, between Howard S. Jonas (the "Stockholder"), and o, a o corporation (the "Investor").

         WHEREAS, IDT Corporation, a Delaware corporation (the "Company") and Liberty Media Corporation, a Delaware corporation ("LMC") have entered into a Subscription Agreement, dated as of March o, 2000, (the "Subscription Agreement"), pursuant to which LMC has agreed to purchase, or cause its designee to purchase, and the Company has agreed to sell to LMC or its designee, 3,775,000 shares (the "Investor Securities") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, Investor is LMC's designee for purposes of the Subscription Agreement; and

         WHEREAS, the Stockholder is a principal stockholder of the Company; and

         WHEREAS, it is a condition to the consummation of the Subscription Agreement that the Stockholder and the Investor enter into this Agreement; and

         WHEREAS, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Subscription Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1. Representations, Warranties and Acknowledgments of the Investor. The Investor hereby represents, warrants and acknowledges to the Stockholder, as follows:

         1.1. Ownership of Securities. The Investor will, upon purchasing the Investor Securities, be the record and beneficial owner of the Investor Securities. Upon purchasing the Investor Securities, the Investor will have sole voting power, sole power to issue instructions with respect to the voting and sole power of disposition, in each case with respect to all of the Investor Securities.

         1.2. Power; Binding Agreement. The Investor has the legal capacity, power and authority to enter into and perform all its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Investor will not violate any other agreement relating to the Investor Securities to which the Investor is a party, including, without limitation, any voting agreement, shareholders' agreement, partnership agreement or voting trust. This Agreement has been duly authorized and duly and validly executed and delivered by the Investor and constitutes a valid and binding agreement of the Investor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         Section 2. Representations, Warranties and Acknowledgments of the Stockholder. The Stockholder hereby represents, warrants and acknowledges to the Investor, as follows:

         2.1. Ownership of Securities. The Stockholder is the record and beneficial owner of the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Class A Common Stock") and Common Stock set forth on the signature page to this Agreement (collectively, the "Stockholder Securities"). The Stockholder does not beneficially or of record own any securities of the Company on the date hereof other than the Stockholder Securities. The Stockholder has sole voting power, sole power to issue instructions with respect to the voting and sole power of disposition, in each case with respect to all of the Stockholder Securities.

         2.2. Power; Binding Agreement. The Stockholder has the legal capacity, power and authority to enter into and perform all his obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement relating to the Stockholder Securities to which the Stockholder is a party, including, without limitation, any voting agreement, shareholders' agreement, partnership agreement or voting trust. This Agreement has been duly authorized and duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         Section 3. Agreement to Vote Investor Securities. Until the first to occur of (x) the first anniversary of the date of the Closing and (y) the date on which the Investor Securities are exchanged in full for shares of Class B Common Stock, par value $0.01 per share, of the Company ("Class B Common Stock") in accordance with the Lock-up, Registration Rights and Exchange Agreement, except as provided in the following sentence and subject to Stockholder's compliance with his obligations herein, the Investor shall, at any meeting of the stockholders of the Company or in any written consent in lieu thereof, vote the Investor Securities in the same manner as the Stockholder votes the Stockholder Securities, as notified by Stockholder to the Investor not less than two Business Days prior to the date of such stockholder meeting or action by written consent. Notwithstanding the foregoing, without regard to the manner in which the Stockholder votes the Stockholder Securities, (a) Investor shall be entitled to vote the Investor Securities in favor of, or give its written consent to, an amendment to the Company's Restated Certificate of Incorporation substantially in the form annexed as

Exhibit A to the Lock-up, Registration Rights and Exchange Agreement, (the "Charter Amendment"), (b) Investor shall be entitled to vote the Investor Securities for or against or abstain from voting, or give or withhold its consent, in its sole discretion with respect to (i) any proposed amendment to the Company's Restated Certificate of Incorporation, other than the Charter Amendment, that would alter or change the powers, preferences or special rights of the Common Stock or Class B Common Stock so as to affect them adversely, or that would establish different terms for the Class B Common Stock or change the powers, preferences or special rights of the Common Stock or Class B Common Stock (collectively with the Class A Common Stock, the "Common Shares") relative to any other class of Common Shares from that contemplated by the Restated Certificate of Incorporation of the Company as in effect on the date of the Subscription Agreement, as proposed to be amended by the Charter Amendment, and
(ii) any proposed reclassification of any shares of capital stock of the Company into shares having any preference or priority as to dividends or upon liquidation superior to that of the Common Stock and/or Class B Common Stock, other than capital stock so preferred as to dividends or upon liquidation prior to such reclassification, and (c) Investor shall be entitled to vote or abstain from voting the Investor Securities, or give or withhold its written consent, in each case in the same proportion (by voting power) as the other Common Shares with respect to (i) any proposed consolidation, merger, binding share exchange or similar transaction involving the Company in which the Company is not the surviving or resulting entity, or the Class A Common Stock, the Common Stock and/or the Class B Common Stock is changed or reclassified or the holders of Common Shares immediately prior to such transaction own less than 50% of the Common Shares immediately following consummation of such transaction, (ii) any conveyance of all or substantially all of the consolidated assets of the Company to any other Person, or (iii) the liquidation or dissolution of the Company.

         Section 4. Agreement to Vote Stockholder Securities.
                    ----------------------------------------

                  (a) For so long as the members of the Liberty Group in the aggregate own any combination of shares of Common Stock and Class B Common Stock that, taken together, equal by number at least 50% of the number of Investor Securities or, following the exchange thereof for Class B Common Stock, 50% of the number of shares of Class B Common Stock issued in exchange for the Investor Securities (in each case, as appropriately adjusted to reflect the effect of stock splits, reverse stock splits, stock dividends and other similar events affecting the Common Stock or the Class B Common Stock), Investor shall be entitled to nominate a person to serve as a director on the Company's Board of Directors (the "Investor Director") and the Stockholder shall vote (or give its written consent with respect to) or cause to be voted all of the Stockholder Securities in favor of the election of the Investor Director. Subject to applicable regulatory constraints, the Investor will nominate the Chairman of the Board or the Chief Executive Officer of LMC as the Investor Director. Once the members of the Liberty Group no longer hold a majority of the Investor Securities, the Investor shall use its reasonable best efforts to secure the immediate resignation of the Investor Director.

                  (b) Stockholder further agrees that until Investor is relieved of its obligations under Section 3 above and Sections 2.9 and 2.12 of the Lock-up, Registration Rights and Exchange Agreement, Stockholder will vote or cause to be voted (or give his written consent with respect to) all of the Stockholder Securities in favor of the Charter Amendment and, if requested by the Investor, against any other proposed amendment to the Company's Restated Certificate of Incorporation that would establish different terms for the Class B Common Stock or relative powers, preferences and special rights for any of the Class A Common Stock, Common Stock or Class B Common Stock than those contemplated by the Charter Amendment.

         Section 5. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent the Stockholder or the Investor Director, in their respective capacities as members of the Company's Board of Directors, from taking any action which such director shall deem to be required by his fiduciary duties to the Company while acting in such person's capacity as a director of the Company.

         Section 6. Successors and Assigns. This Agreement may not be assigned by the Investor or the Stockholder without the prior written consent of the other party hereto and the attempted or purported assignment of this Agreement without such consent shall be void; provided, however, that the Investor may, without written consent of the Stockholder, assign its rights and obligations hereunder in whole or in part to any other member of the Liberty Group to which it transfers Investor Securities (provided that no such assignment shall relieve the Investor of its responsibility for the performance of the obligations hereunder for so long as it holds any Investor Securities). This Agreement shall be binding upon and inure to the benefit of the parties hereto and, in the case of Investor, its successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or, in the case of Investor, its successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         Section 7. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Each of the Stockholder and the Investor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Stockholder and the Investor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         Section 9. Captions and Headings. The captions and headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section 10. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or one business day after deposit with an internationally recognized courier service, delivery fees prepaid, or three business days after deposit with the U.S. mail, return receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt:

         If to the Stockholder:

         Howard S. Jonas
         520 Broad Street
         Newark, New Jersey 07102
         Attn: Howard S. Jonas
         Fax:  (201) 928-2885

         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attn: Robert S. Risoleo
         Fax: (212) 558-1600

         If to the Investor:

         o
         9197 South Peoria Street
         Englewood, Colorado 80112
         Attn:  Robert R. Bennett
         Telephone:  (720) 875-5400
         Fax:  (720) 875-5434

         with copies to:

         Liberty Media Corporation
         9197 South Peoria Street
         Englewood, Colorado 80112
         Attn: Legal Department
         Telephone:  (720) 875-5400
         Fax:  (720) 875-5382

         and

         Baker Botts, L.L.P.
         599 Lexington Avenue
         New York, New York 10022
         Attn:  Elizabeth M. Markowski
         Telephone:  (212) 705-5000
         Fax:  (212) 705-5125

         Section 11. Amendments and Waivers. All terms of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Stockholder and the Investor. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each holder of any Investor Securities and Stockholder Securities at the time outstanding, each future holder of such Investor Securities and Stockholder Securities, and the other parties to this Agreement.

         Section 12. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         Section 13. Entire Agreement. This Agreement (together with the agreements referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and discussions between them, and all documents delivered between them, with respect to such subject matter.

         Section 14. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         Section 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 16 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first above written.


                                             ----------------------------------
                                             Howard S. Jonas
                                             o Shares of Class A Stock
                                             o Shares of Common Stock

                                             o


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT C

                                 OPINION MATTERS

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business as now conducted.

         2. The execution, delivery and performance by the Company of the Agreement and the other Equity Documents are within the corporate power of the Company and have been duly authorized by all necessary corporate and shareholder action on the part of the Company.

         3. The execution, delivery and performance by the Company of the Agreement and the other Equity Documents and the consummation of the transactions contemplated therein do not and will not (a) violate the certificate of incorporation or bylaws of the Company or (b) to the best knowledge of such counsel after due inquiry, (i) violate any Applicable Law, other than violations that would not individually or in the aggregate be reasonably expected to have a Company Material Adverse Effect or a material adverse effect on the Investor, (ii) except as to matters which would not individually or in the aggregate be reasonably expected to have a Company Material Adverse Effect or a material adverse effect on the Investor, constitute a default under, or give rise to any rights of termination, cancellation or acceleration of any right or obligation of the Company or any IDT Subsidiary or to a loss of any benefit to which the Company or any IDT Subsidiary is entitled under any provision of any agreement or other instrument binding upon the Company or any IDT Subsidiary or (iii) result in the creation or imposition of any Lien on any asset of the Company or any IDT Subsidiary, except where such Lien would not have a Company Material Adverse Effect.

         4. The Agreement and the other Equity Documents constitute valid and binding agreements of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

         5. The authorized capital stock of the Company conforms as to legal matters to the description thereof set forth in Section 3.3 of the Agreement. To the best knowledge of such counsel after due inquiry, all outstanding capital stock of the Company is duly authorized, validly issued and fully paid and non-assessable. The issuance, sale and delivery of the Investor Securities have been duly authorized by all requisite corporate and shareholder action of the Company. The Investor Securities are validly issued, fully paid and nonassessable, free and clear of any Liens and are not subject to preemptive or other similar rights.

         6. Neither the Investor nor its affiliates or associates shall, as a result of the execution of the Agreement or the consummation of the Transactions contemplated by the Agreement, become subject to any of the restrictions of Section 203 of the DGCL with respect to IDT or any of its direct or indirect subsidiaries any of the stock of which is publicly traded.

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 IDT CORPORATION

        (pursuant to Section 242 of the Delaware General Corporation Law)

     IDT Corporation, a Delaware corporation, hereby certifies as follows:

     1. The name of the corporation is IDT Corporation (hereinafter the "Corporation").

     2. The Corporation's Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on December 22, 1995 and a Restated Certificate of Incorporation was filed on February 7, 1996.

     3. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the preamble of Article Fourth thereof and replacing it with the following:

     "FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is two hundred and forty five million (245,000,000) shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0l per share ("Common Stock"), (b) 35,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Stock"), (c) 100,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock", and collectively, such Common Stock, Class A Stock and Class B Stock are referred to herein as the "Common Shares"), and (d) 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock")."

     4. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting Sections 1(h), 2(a), 2(b), 2(c), 2(d), 2(e)(6) and 2(f) of Article Fourth and replacing them with the following:

     "1.  Preferred Stock

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payments of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, the Class A Stock, the Class B Stock or shares of stock of any other class or any other series of this class;"

     "2.  Common Stock, Class A Stock and Class B Stock

          (a) General. Except as hereinafter expressly set forth in Section 2, and subject to the rights and preferences of the holders of Preferred Stock at any time outstanding, the Class A Stock, Class B Stock and the

     Common Stock, all of which are classes of common stock, shall have the same rights and privileges and shall rank equally, share ratably and be identical in respects as to all matters, including rights in liquidation.

          (b) Voting Rights. Except as otherwise provided in this Restated Certificate of Incorporation or as expressly provided by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the Common Shares have exclusive voting rights on all matters requiring a vote of the Corporation.

          The holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class A Stock shall be entitled to three votes per share on all matters to be voted on by the stockholders of the Corporation. The holders of Class B Stock shall be entitled to one-tenth (1/10) of a vote per share on all matters to be voted on by the stockholders of the Corporation.

          Except as otherwise provided in this Restated Certificate of Incorporation or as required by law, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of shares of Class A Stock, the holders of shares of Class B Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c)(1) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as it may be amended from time to time, holders of Class A Stock, holders of Class B Stock and holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of any of the Class A Stock, the Class B Stock or the Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other classes of common stock; provided, further, however, that a dividend of shares may be declared and paid in Class A Stock to holders of Class A Stock, in Class B Stock to holders of Class B Stock and in Common Stock to holders of Common Stock if the number of shares paid per share to holders of Class A Stock, to holders of Class B Stock and to holders of Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Stock, Class B Stock or Common Stock, the outstanding shares of the other classes of common stock shall be subdivided, combined or reclassified proportionately in the same manner and on the same basis as the outstanding shares of Class A Stock, Class B Stock or Common Stock, as the case may be, have been subdivided, combined or reclassified.

          (2) Consideration in Merger and Similar Transactions. The Corporation shall not be a party to a merger, consolidation, binding share exchange, recapitalization, reclassification or similar transaction (whether or not the Corporation is the surviving or resulting entity) (an "Extraordinary Transaction"), unless the per share consideration, if any, that the holders of Common Stock and Class B Stock receive in connection with such Extraordinary Transaction or are entitled to elect to receive in such Extraordinary Transaction is the same as the per share consideration that the holders of the other of such classes of common stock are entitled to receive or elect to receive in connection with the Extraordinary Transaction.

          (d) Optional Conversion.

          (1) The shares of Common Stock and Class B Stock are not convertible into or exchangeable for shares of Class A Stock.

          (2) Each share of Class A Stock may be converted, at any time and at the option of the holder thereof, into one fully paid and nonassessable share of Common Stock.

          (3) Each share of Class B Stock may be converted, at any time and at the option of the Corporation, into one fully paid nonassessable share of Common Stock provided that all shares of Class B Stock are so converted."

          "(e) Mandatory Conversion.

          (6) This Section 2(e) may not be amended without the affirmative vote of holders of the majority of the shares of the Class A Stock, the affirmative vote of holders of the majority of the shares of the Class B Stock and the affirmative vote of holders of the majority of the shares of the Common Stock, each voting separately as a class."

          "(f) Conversion Procedures.

          (1) Each conversion of shares pursuant to Section 2(d) hereof will be effected by the surrender of the certificate or certificates, duly endorsed, representing the shares to be converted at the principal office of the transfer agent of the Class A Stock, in the case of conversion pursuant to Section 2(d)(2), or of the Class B Stock, in the case of conversion pursuant to Section 2(d)(3), at any time during normal business hours, together with a written notice by the holder stating the number of shares that such holder desires to convert and the names or name in which he wishes the certificate or certificates for the Common Stock to be issued. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

          Promptly after such surrender, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Common Stock issuable upon such conversion and a certificate representing any Class A Stock, in the case of conversion pursuant to Section 2(d)(2) which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

          (2) The issuance of certificates upon conversion of shares pursuant to
     Section 2(d) hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

          (3) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or its treasury shares, solely for the purpose of issuance upon the conversion of the Class A Stock and the Class B Stock, such number of shares of Common Stock as may be issued upon conversion of all outstanding Class A Stock and the Class B Stock.

          (4) Shares of the Class A Stock and Class B Stock surrendered for conversion as above provided or otherwise acquired by the Corporation shall be canceled according to law and shall not be reissued.

          (5) All shares of Common Stock which may be issued upon conversion of shares of Class A Stock and Class B Stock will, upon issue, be fully paid and nonassessable."

     5. The Restated Certificate of Incorporation of the Corporation is hereby further amended by deleting the first sentence to Article Fifth and replacing it with the following:

          "FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three (3) and not more than seventeen (17) directors, the exact number of which shall be fixed from time to time by the Board of Directors."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this __ day of ________, 2000.


                                                         IDT CORPORATION


                                                         By:
                                                            --------------------
                                                            Name:
                                                            Title: